Rule 497(c)

Registration No. 333-182316

Value Line U.S. Government Money Market Fund, Inc.

7 Times Square, 21st Floor

New York, New York 10036-6524

(212) 907-1900

Dear Shareholder:

I am writing to inform you about a reorganization that will affect your investment in Value Line U.S. Government Money Market Fund, Inc. (“your fund”). Your fund’s Board of Directors (the “Board”) has determined, at the recommendation of your fund’s investment adviser, EULAV Asset Management, to combine your fund with another money market fund: the U.S. Government Portfolio of the Daily Income Fund (the “Acquiring Fund”). In connection with the reorganization, you will receive Institutional Service class shares of the Acquiring Fund that are equal in value to your shares of your fund. Both your fund and the Acquiring Fund are U.S. Government money market funds that have substantially identical investment objectives and substantially identical investment strategies, policies and restrictions; however, the Acquiring Fund is managed by Reich & Tang Asset Management, LLC rather than EULAV Asset Management. The Board believes that reorganizing your fund into the Acquiring Fund offers you potential benefits, such as a lower advisory fee rate and a lower expense ratio (Institutional Service class shares) before giving effect to expense limitations than your fund, and additional benefits described in the attached “Questions & Answers.”

Because your fund and the Acquiring Fund both seek to maintain a stable net asset value per share of $1.00, it is expected that you will receive at the closing of the reorganization the same number of Institutional Service class shares of the Acquiring Fund that you then hold in your fund.

The reorganization will not change any of your positions in other Value Line Funds and will not change any of the existing services you have with the Value Line Funds.

Attached to this letter is a “Questions & Answers” section describing in more detail the reorganization. Also enclosed is a combined Prospectus and Information Statement (the “Combined Prospectus/Information Statement”).

Your fund’s Board, including all the independent Directors, has determined that the reorganization is in the best interests of Fund shareholders and unanimously approved the reorganization. No action on your part is necessary to approve or effect the reorganization.

We thank you for your time and for your continuing investment in Value Line Funds.

Very truly yours,

/s/ Mitchell E. Appel
Value Line Funds
Mitchell E. Appel, President

Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although your fund and the Acquiring Fund seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

SKU #00086924

Important Information to Help You Understand the Proposed Reorganization

While we strongly encourage you to read the full text of the enclosed Combined Prospectus/Information Statement, we are also providing you with a brief overview of the proposal.

Questions & Answers

Has your fund’s Board approved the reorganization?

Yes. Your fund’s Board (including all the independent Directors) has carefully reviewed and unanimously approved the reorganization.

Why did your fund’s investment adviser recommend the reorganization to the Board?

New regulations and historically low interest rates have made it increasingly difficult for smaller money market funds to operate efficiently. Your fund’s adviser considered many alternatives to the reorganization. Please see page 15 of the Combined Prospectus/Information Statement for a full discussion of the Board’s considerations in recommending the reorganization.

Does your fund’s Board believe the reorganization is in your fund’s best interests?

Yes. In approving the reorganization, your fund’s Board (including all the independent Directors) determined that the reorganization is in the best interests of your fund’s shareholders and that the interests of your fund’s shareholders will not be diluted as a result of the reorganization. In connection with the reorganization, you will receive Institutional Service class shares of the Acquiring Fund that are equal in value to your shares of your fund. The Board believes that reorganizing your fund into the Acquiring Fund offers you potential benefits as described in the Combined Prospectus/Information Statement, including the opportunity to be a shareholder of a fund that has a substantially identical investment objective and substantially identical investment policies, strategies and risks in a tax free reorganization, has both a lower advisory fee rate and a lower gross expense ratio (Institutional Service class shares) before giving effect to expense limitations, and has a larger asset size that may be better positioned in the market to increase asset size and achieve increased economies of scale with respect to portfolio management, administration and operations. Your fund’s current total annual operating expense ratio is 0.72%, higher than that of the Acquiring Fund (0.49%). Your fund’s net expense ratio for the last fiscal year was 0.11%, which is lower than the Acquiring Fund’s net expense ratio for the last fiscal year of 0.20%.

The Board views favorably that shareholders of your fund who continue to hold shares of the Acquiring Fund through your fund’s current transfer agent will experience no change in shareholder services and will still benefit from exchange privileges with the other Value Line Funds.

The Board considered alternatives to the reorganization, including maintaining the status quo, liquidating your fund, and merging your fund into one or more unaffiliated money market funds other than the Acquiring Fund. The Board, however, determined that the opportunity presented by the reorganization and the factors in favor of the reorganization made the reorganization more compelling than these alternatives.

The Board also recognized that any shareholder of your fund that did not want to invest in the Acquiring Fund could redeem out or exchange shares for another Value Line Fund at any time.

What effect will the reorganization have on me as a shareholder?

Immediately after the reorganization, you will hold Institutional Service class shares of the Acquiring Fund that are equal in value to the shares of your fund that you held immediately prior to the closing of the reorganization, and you will be a shareholder of the Acquiring Fund. Accordingly, because your fund and the Acquiring Fund both seek to maintain a stable net asset value per share of $1.00, it is expected that you will receive at the closing of the reorganization the same number of Institutional Service class shares of the Acquiring Fund that you then hold in your fund.

As described above, both your fund and the Acquiring Fund are U.S. Government money market funds that have substantially identical investment objectives and substantially identical investment strategies, policies and restrictions. A difference between your fund and the Acquiring Fund is that the Acquiring Fund is managed by Reich & Tang Asset Management, LLC, a firm that specialized in money market products, whereas your fund is advised by EULAV Asset Management, who will continue to be the investment manager to the Value Line Funds. Other principal differences are described in the enclosed Combined Prospectus/Information Statement.

The reorganization will not be a taxable transaction for U.S. federal income tax purposes, and you will not recognize any gain or loss, or be charged any sales charges or commissions, upon the exchange of your shares as part of the reorganization.

How do the funds’ performance, fees and expenses compare?

The performance of both funds is similar. Given the historically low interest rate environment, each fund is currently being subsidized for its expenses by its investment adviser, which has the effect of supporting the funds’ yield and net asset value per share.

The total fees and expenses you pay each year on your investment in your fund are higher than those paid by Institutional Service class shareholders in the Acquiring Fund. However, the expense ratios of both your fund and the Acquiring Fund have been reduced by voluntary fee waivers. Your fund’s expense ratio has been further reduced by the voluntary reimbursement of a portion of your fund’s expenses. These voluntary fee waivers and reimbursements may be discontinued or modified at any time. Moreover, in the case of your fund, the amounts previously waived or reimbursed may be recouped from your fund in the future (subject to certain limitations). Absent such voluntary fee waivers and reimbursement, or upon such recoupment, the total expense ratio of your fund or the Acquiring Fund would be higher. The voluntary fee waivers of the Acquiring Fund may not be recouped in the future.

The yields represent past performance and yields will fluctuate as market conditions change. Although the Funds seek to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Funds. When you invest in the Funds you are not making a bank deposit. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any bank or governmental agency. Please read the enclosed Combined Prospectus/Information Statement carefully.

How will your fund’s service providers change?

The Value Line Funds’ shareholder servicing and transfer agent is Boston Financial Data Services, Inc. (“BFDS”) and this will not change. BFDS will continue to provide shareholder servicing and transfer agency services with respect to the Institutional Service class shares that you receive in the reorganization. Accordingly, you can continue to direct all inquiries and transaction requests concerning your investment in the Acquiring Fund to BFDS. Your fund’s principal underwriter, EULAV Securities LLC, will engage BFDS for these purposes. Thus, although the Acquiring Fund has a different principal underwriter and shareholder servicing agent than your fund, you will not experience any change in the servicing of your account. Please see the “Statement of Shareholder Services for Value Line Funds’ Shareholders” in Appendix E in the enclosed Combined Prospectus/Information Statement.

Other service providers to the Acquiring Fund are different than those for your fund. The Acquiring Fund uses The Bank of New York Mellon as its custodian, and has engaged Reich & Tang Services, Inc. (an affiliate of the Acquiring Fund’s investment adviser) as its transfer agent and dividend paying agent. The Acquiring Fund’s investment adviser also provides administrative services to the Acquiring Fund, including clerical, accounting supervision, office service, and related functions. In contrast, your fund uses State Street Bank and Trust Company (“State Street”), together with its affiliate BFDS, to act as its custodian, transfer agent and dividend paying agent and to provide bookkeeping, accounting and administrative services.

What shareholder action is required?

The reorganization of your fund into the Acquiring Fund does NOT require the approval of the shareholders of your fund or the Acquiring Fund. Such a shareholder vote is not required by the charter documents or laws of the state of incorporation of your fund. No action on your part is necessary to effect the reorganization. The shares of your Fund that you hold will automatically be exchanged for Institutional Service class shares of the Acquiring Fund on the date of the reorganization, which is expected to occur on or shortly after October 12, 2012.

Who do I call if I have questions?

If you have any questions regarding the reorganization, please contact the Value Line Funds at 1-800-243-2729.

COMBINED PROSPECTUS/INFORMATION STATEMENT

RELATING TO THE ACQUISITION OF ASSETS OF THE

VALUE LINE U.S. GOVERNMENT MONEY MARKET FUND, INC.

7 Times Square, 21st Floor

New York, New York 10036

212-907-1900

BY AND IN EXCHANGE FOR

INSTITUTIONAL SERVICE CLASS SHARES OF THE U.S. GOVERNMENT PORTFOLIO,

a series of the Daily Income Fund

Reich & Tang Asset Management, LLC

1411 Broadway, 28th Floor

New York, New York 10018

212-830-5200

August 31, 2012

This Combined Prospectus/Information Statement is being furnished to shareholders of the Value Line U.S. Government Money Market Fund, Inc. (“your fund”), in connection with the transactions contemplated by an Agreement and Plan of Reorganization and Liquidation (the “Plan”) that has been approved by the Board of Directors of your fund and the Board of Trustees of the Daily Income Fund (the “Trust”). Under the Plan, shareholders of your fund will receive Institutional Service Class Shares (the “Institutional Service Shares”) of the U.S. Government Portfolio of the Daily Income Fund (the “Acquiring Fund”) equivalent in the aggregate net asset value to the aggregate net asset value of their shares of the Value Line U.S. Government Money Market Fund, as of the closing date of the reorganization (the “Reorganization”). As soon as practicable after the Reorganization, your fund will take steps to wind up its affairs and to have its existence dissolved in accordance with Maryland law and other applicable requirements, and shall file with the Securities and Exchange Commission (“SEC”) an application for deregistration as an investment company on Form N-8F and such other filings as may be required. The Reorganization is expected to be effective on or about October 12, 2012.

This Prospectus/Information Statement will be mailed to shareholders of record of the Value Line U.S. Government Money Market Fund as of August 24, 2012 (the “Record Date”).

The Board of Directors of your fund believes that the Reorganization is in the best interests of your fund and that the interests of your fund’s shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Trust believes that the Reorganization is in the best interests of the Acquiring Fund, and that the interests of the Acquiring Funds’ shareholders will not be diluted as a result of the Reorganization.

For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the funds and their shareholders. Shareholders of your fund are not being asked to vote on or approve the Plan.

The investment objectives of the funds are substantially similar. The investment objective of the Acquiring Fund is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of your fund is to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

Combined Prospectus/Information Statement

    This Combined Prospectus/Information Statement sets forth concisely information about the Acquiring Fund that shareholders of your fund should know and should be read and retained for future reference. Copies of the prospectus for the Institutional Service Shares of the U.S. Government Portfolio, dated July 27, 2012, and the annual report for the Daily Income Fund for the fiscal year ended March 31, 2012, have been filed with the SEC, are enclosed herewith, and are incorporated by reference herein.

    A Statement of Additional Information dated August 31, 2012, relating to this Combined Prospectus/Information Statement, has been filed with the SEC and is incorporated by reference herein. A Statement of Additional Information, dated July 27, 2012, for the Acquiring Fund, containing additional and more detailed information about the Acquiring Fund, has been filed with the SEC and is incorporated by reference herein.

    In addition, the prospectus, dated May 1, 2012, for your fund, the summary of which was previously delivered to shareholders, and the Statement of Additional Information, also dated May 1, 2012, for your fund have been filed with the SEC and are incorporated by reference herein. The annual report for your fund for the fiscal year ended December 31, 2011, was previously mailed to shareholders and filed with the SEC and is incorporated by reference herein.

Copies of these documents are available without charge and can be obtained by writing to the U.S. Government Portfolio c/o Christine Manna, Reich & Tang Asset Management, LLC, 1411 Broadway, New York, New York 10018, or by calling, toll free, (800) 433-1918 for the documents relating to the U.S. Government Portfolio and by writing to the Value Line U.S. Government Money Market Fund at 7 Times Square, 21st Floor New York, NY 10036-6524, by e-mailing to info@vlfunds.com, or by calling 800-243-2729 (toll-free) for the documents relating to the Value Line U.S. Government Money Market Fund. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

This Combined Prospectus/Information Statement is expected to be sent to shareholders on or about September 14, 2012.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Combined Prospectus/Information Statement	-ii-

Combined Prospectus/Information Statement	-i-

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I.   THE REORGANIZATION

A.     OVERVIEW

At a meeting held on June 20 and 21, 2012, the Board of Directors of the Value Line U.S. Government Money Market Fund, including all of the Directors who are not “interested persons” of the Value Line U.S. Government Money Market Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an Agreement and Plan of Reorganization and Liquidation (the “Plan”), a copy of which is attached to this Combined Prospectus/Information Statement as Appendix A.

The Plan provides for the acquisition of all of the assets, and the assumption of the known liabilities, of your fund by the Acquiring Fund, in exchange for Institutional Service Shares of the Acquiring Fund. You will receive Institutional Service Shares of the Acquiring Fund equal in value to the value of your shares of your fund on the closing date of the transaction, which is currently scheduled to occur on or about October 12, 2012 (the “Closing Date”). After the closing of the Reorganization, your fund will then be liquidated, deregistered as an investment company with the SEC and dissolved with the State of Maryland. Neither fund will bear any expenses of the Reorganization, all of which will be borne by EULAV Asset Management and Reich & Tang Asset Management, LLC, and which are anticipated to be approximately $95,000.00.

Currently, there are no plans to sell existing portfolio holdings of your fund to reposition your fund’s portfolio to resemble that of the Acquiring Fund prior to the Reorganization, nor are there any plans to sell portfolio holdings that were acquired by the Acquiring Fund in the Reorganization after the closing. As portfolio holdings acquired by the Acquiring Fund in the Reorganization mature, the proceeds will be reinvested in accordance with the Acquiring Fund’s investment objective, policies and restrictions, as determined by the investment adviser to the Acquiring Fund.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. One of the non-waivable conditions is that your fund receives an opinion of counsel to the effect that the Reorganization will not result in income, gain or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund for federal income tax purposes as described further below. This description of the Reorganization is qualified by reference to the full text of the form of the Plan, which is attached to this Combined Prospectus/Information Statement as Appendix A.

B.     COMPARISON FEE TABLE AND EXAMPLES

The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of either fund. The expenses appearing in the table below for your fund and the Acquiring Fund are based on such fund’s expenses for its fiscal year ended December 31, 2011 and March 31, 2012, respectively. Future expenses may be greater or less. The table also shows the estimated (“pro forma”) expenses of the combined fund assuming the Reorganization occurred on March 31, 2012. The pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated expenses but actual expenses may be greater or less than those shown.

Combined Prospectus/Information Statement

Shareholder Fees (fees paid directly from your investment)
	Value Line U.S. Government Money Market Fund (your fund)	U.S. Government Portfolio -- Institutional Service Shares (Acquiring Fund)	Acquiring Fund -- Institutional Service Shares (Combined) Pro Forma
Sales Charge (Load) Imposed on Purchases	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Value Line U.S. Government Money Market Fund (your fund)	U.S. Government Portfolio -- Institutional Service Shares (Acquiring Fund)	Acquiring Fund -- Institutional Service Shares (Combined) Pro Forma
Management Fees	0.40%	0.12%	0.12%
Distribution (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.32%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.72%(1)	0.49%	0.49%
Fee Waivers		0.02%(2)	0.02%(2)
Total Annual Fund Operating Expenses After Fee Waivers		0.47%	0.47%

(1) The Total Annual Fund Operating Expenses for your fund has been restated to reflect the termination of your fund’s Distribution (12b-1) Plan on June 16, 2011.

(2) The adviser and its affiliates have voluntarily agreed to waive their fees so that the total annual fund operating expenses paid by the Acquiring Fund (after voluntary fee waivers) will not exceed 0.47% (“Expense Cap”) prior to September 5, 2013. While the adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to September 5, 2013, these arrangements may only be terminated or the Expense Cap be increased with the approval of the Acquiring Fund’s Board.

Combined Prospectus/Information Statement

Example

The Example below is intended to help you compare the cost of investing in your fund with the cost of investing in the Acquiring Fund. The Example assumes that you invest $10,000 in each fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same (taking into account the Expense Cap for the Acquiring Fund in year one). Neither your fund nor the Acquiring Fund charges a sales load or other fee upon redemption, and no such load or fee would be imposed in connection with the Reorganization. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

Number of Years	Value Line U.S. Government Money Market Fund (your fund)	U.S. Government Portfolio Institutional Service Shares (Acquiring Fund)	Acquiring Fund Institutional Service Shares (Combined) Pro Forma

One Year	$74	$48	$48
Three Years	$230	$155	$155
Five Years	$401	$272	$272
Ten Years	$895	$614	$614

C.   SUMMARY OF INVESTMENT OBJECTIVES AND STRATEGIES

Comparison of Investment Objective and Principal Strategies

The Acquiring Fund has a substantially identical investment objective as that of your fund.

Investment Objective

	Value Line U.S. Government Money Market Fund	U.S. Government Portfolio
Investment Objective	To secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.	To seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Principal Investment Strategies

The Value Line U.S. Government Money Market Fund and the U.S. Government Portfolio each seeks to achieve its

Combined Prospectus/Information Statement

investment objective by using the principal investment strategies discussed below. The Funds’ principal strategies are substantially identical. Both Funds invest at least 80% of their assets in securities issued by the U.S. Government or by its agencies or instrumentalities. Both Funds may also invest in bank instruments, commercial paper and repurchase agreements. The Acquiring Fund may invest in loan participation interests which are instruments in which your fund does not invest. Principal investment strategies for each Fund are non-fundamental and may be changed upon at least 60 days’ prior notice to shareholders. The combined fund will follow the principal investment strategies of the U.S. Government Portfolio.

	Value Line U.S. Government Money Market Fund	U.S. Government Portfolio
Principal Investment Strategies

Under normal conditions, the Value Line U.S. Government Money Market Fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government securities”) and repurchase agreements that are fully collateralized by U.S. Government securities. The Value Line U.S. Government Money Market Fund’s other investments may consist of other types of money market eligible securities that are not U.S. Government securities. Each security will have a remaining maturity of 397 days or less.

Under normal market circumstances, the U.S. Government Portfolio will invest at least 80% of its net assets in short-term marketable securities, and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities (“Government Securities”) with maturities of 397 days or less and repurchase agreements which are collateralized by the foregoing securities. For purposes of this test only, net assets include borrowings for investment purposes.

	The Fund’s main investment strategy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ prior notice.	The U.S. Government Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this policy.
	The Value Line U.S. Government Money Market Fund may invest in the following short-term U.S. dollar denominated money market securities:	The U.S. Government Portfolio’s investments may include the following securities:

U.S. Government Securities: includes U.S. Treasury bills, notes and bonds, which are direct obligations of the U.S. Treasury supported by the full faith and credit of the United States, as well as securities issued by agencies, instrumentalities or sponsored entities of the U.S. Government supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to

United States Treasury Obligations: Obligations issued by the full faith and credit of the United States. U.S. Treasury obligations include bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance.

Other Obligations of U.S. Government agencies and instrumentalities:

Marketable securities and instruments

Combined Prospectus/Information Statement

Value Line U.S. Government Money Market Fund	U.S. Government Portfolio

borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (iv) only by the credit of the issuer. U.S. Government securities also include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Bank Instruments: includes certificates of deposit and bankers’ acceptances.

Commercial Paper: refers to short-term unsecured promissory notes issued by corporations.

Asset Backed Securities: refers to securities backed by an underlying pool of assets such as credit card or automobile trade receivables or corporate loans or bonds which back these securities and that provide the interest and principal payments to investors.

Corporate Obligations: includes other short-term corporate debt obligations.

Repurchase Agreements: refers to contracts to repurchase securities at a fixed price within a specified period of time, usually less than one week.

Municipal Securities: refers to debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions.

issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligation of the Federal Home Loan Bank System and the Federal Farm Credit Bank. The U.S. Government Portfolio will invest in the securities of those agencies that are not guaranteed or backed by the full faith and credit of the U.S. Government only when the Manager, in its sole discretion, is satisfied that the credit risk with respect to a particular agency or instrumentality is minimal.

Repurchase Agreements: The U.S. Government Portfolio may enter into repurchase agreements which are collateralized by obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

Loan Participation Interests: The U.S. Government Portfolio may purchase interests in loans extended to the U.S. Government

Combined Prospectus/Information Statement

	Value Line U.S. Government Money Market Fund	U.S. Government Portfolio
and its agencies or instrumentalities by banks whose credit quality is comparable to that of issuers of the Portfolio’s securities investments. Loan participation interests typically represent direct participation in a loan to a corporate borrower, and are generally offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, a fund assumes the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary.
	The Fund attempts to maintain a stable net asset value of $1.00 per share. The Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 with regard to its average weighted maturity.	In order to maintain a share price of $1.00, the U.S. Government Portfolio will comply with Rule 2a-7 under the Investment Company Act.
Temporary Defensive Position	Not applicable.

As a temporary defensive measure the U.S. Government Portfolio may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the U.S. Government Portfolio’s investment manager. Such a temporary defensive position may cause the U.S. Government Portfolio to not achieve its investment objective.

Additional Information Related to the Principal Investment Strategies for the Acquiring Fund

In order to maintain a share price of $1.00, the Acquiring Fund must comply with certain industry regulations. The Acquiring Fund will only invest in securities which are denominated in United States dollars. Other regulations pertain to the maturity and credit

Combined Prospectus/Information Statement

quality of the securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Acquiring Fund, on a dollar-weighted basis, will be 60 days or less.

The average life for all securities contained in the Acquiring Fund, on a dollar-weighted basis, will be 120 days or less. The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Acquiring Fund to deem a security to have a shorter maturity date because of an interest rate readjustment. The average life calculation does not shorten the maturity date because of an interest rate readjustments, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the Acquiring Fund may receive payment of principal and interest (such as a put feature).

The Acquiring Fund will not acquire any security other than a Daily Liquid Asset if, immediately after the acquisition, the Portfolio would have invested less than 10% of its respective total assets in Daily Liquid Assets. As defined in Rule 2a-7 under the 1940 Act, currently Daily Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; or (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day (collectively, “Daily Liquid Assets”).

The Acquiring Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Portfolio would have invested less than 30% of its respective total assets in Weekly Liquid Assets. As defined in Rule 2a-7 under the 1940 Act, currently Weekly Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”). The Portfolio may maintain a higher percentage of its respective total assets in Daily Liquid Assets or Weekly Liquid Assets if determined to be appropriate by the Board of Trustees.

The Acquiring Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities but which have been determined by the Acquiring Fund’s investment manager to be of comparable quality.

The Acquiring Fund shall invest not more than 5% of its total assets in securities issued by a single issuer, except for U.S. Government Obligations. With respect to 75% of its total assets, the Acquiring Fund shall invest not more than 10% of its total assets in securities backed by a demand feature or guarantee from the same institution, except for U.S. Government Obligations.

The Acquiring Fund’s investment manager considers the following factors when buying and selling securities for the Acquiring Fund: (i) the availability of cash; (ii) redemption requests; (iii) yield management; and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Acquiring Fund and how an individual purchase would impact the yield of the U.S. Government Portfolio, against the backdrop of the Acquiring Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the fund and how an individual purchase would impact the credit quality of the Acquiring Fund, against the backdrop of the Acquiring Fund’s overall investment objective.

Combined Prospectus/Information Statement

Investment Restrictions and Limitations

A chart comparing all of the fundamental and non-fundamental investment restrictions of the Acquiring Fund with those of your fund is attached as Appendix  B. The combined fund will follow the investment restrictions and limitations of the Acquiring Fund.

D.   COMPARISON OF PERFORMANCE

Set forth below is performance information for your fund and the Acquiring Fund that provides some indication of the risks of investing in each fund. The bar charts show how returns for each fund’s shares have varied over the past ten calendar years (or since inception, if shorter). The tables show the average annual total returns of each fund’s shares for one-year, five-year and ten-year periods ended December 31, 2011 (or since inception, if shorter).

All returns reflect reinvested dividends. Neither fund’s past performance is necessarily an indication of how it will perform in the future. Both your fund and the Acquiring Fund have benefited from fee waiver and expense reimbursement agreements during various periods. In the absence of such waivers, the funds’ performance would have been lower. The current 7-day yield for the Institutional Service Shares of the U.S. Government Portfolio (Acquiring Fund) may be obtained by calling the Acquiring Fund toll free at (800) 433-1918. The current 7-day yield for your fund may be obtained by calling your fund toll free at (800) 243-2729. Updated performance information is available at: www.reichandtang.com and www.vlfunds.com, respectively.

Total Return Information for Periods Ended December 31, 2011

U.S. Government Portfolio (Acquiring Fund)

Annual returns of the Institutional Service Shares of the U.S. Government Portfolio as of December 31 were as follows for each year shown:

Combined Prospectus/Information Statement

As of June 30, 2012, the year to date return was 0.01%

Highest Quarterly Return:	1.22%	Quarter ended June 30, 2007

Lowest Quarterly Return:	0.00%	Quarter ended March 31, 2011

Average Annual Total Returns for the Institutional Service Shares of the U.S. Government Portfolio (for the periods ended December 31, 2011) were as follows:

	1 Year	Since Inception (March 19, 2007)
Institutional Service Shares of the U.S. Government Portfolio Return Before Taxes	0.00%	1.20%

Value Line U.S. Government Money Market Fund (your fund)

Annual returns for the Value Line U.S. Government Money Market Fund as of December 31 were as follows for each year shown:

As of June 30, 2012, the year to date return was 0.01%

Highest Quarterly Return:	1.24%	Quarter ended December 31, 2006

Lowest Quarterly Return:	0.01%	Quarter ended December 31, 2010

Combined Prospectus/Information Statement

Average Annual Total Returns for the Value Line U.S. Government Money Market Fund (for the periods ended December 31, 2011) were as follows:

	1 Year	5 Years	10 Years
Value Line U.S. Government Money Market Fund
Return Before Taxes	0.02%	1.23%	1.46%

E.    DISTRIBUTION

The Institutional Service Shares of the U.S. Government Portfolio charge a Rule 12b-1 fee, whereas the Value Line U.S. Government Money Market Fund does not charge a Rule 12b-1 fee. The U.S. Government Portfolio Institutional Service Shares’ Rule 12b-1 Plan is a compensation plan, which means that the fees paid under the plan are intended to compensate for services rendered, regardless of expenses actually incurred. See “Distribution Arrangements” in Appendix D for more information.

Value Line U.S. Government Money Market Fund (your fund)

The Value Line U.S. Government Money Market Fund has entered into a distribution agreement with EULAV Securities LLC, a wholly-owned subsidiary of EULAV, whose address is 7 Times Square, 21st Floor, New York, New York 10036-6524, pursuant to which EULAV Securities LLC acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, EULAV Securities LLC is not entitled to receive any compensation.

U.S. Government Portfolio (Acquiring Fund)

The U.S. Government Portfolio’s distributor is Reich & Tang Distributors, Inc. (the “Distributor”), a Delaware corporation with principal offices at 1411 Broadway, 28th Floor, New York, New York 10018, an affiliate of the Manager. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The U.S. Government Portfolio’s Board of Trustees has adopted a distribution and service plan (the “12b-1 Plan”) and, pursuant to the 12b-1 Plan, the U.S. Government Portfolio has entered into a Distribution Agreement and Shareholder Servicing Agreement for the Institutional Service Shares of the U.S. Government Portfolio with the Distributor, as distributor of the U.S. Government Portfolio’s shares. Under the Distribution Agreement, the Distributor, as agent for the U.S. Government Portfolio, will solicit orders for the purchase of the U.S. Government Portfolio’s shares, provided that any subscriptions and orders will not be binding on the U.S. Government Portfolio until accepted by the U.S. Government Portfolio as principal. For the Institutional Service Shares, the Distributor receives a nominal amount (i.e., $1.00). Under the Shareholder Servicing Agreement, the Distributor receives from the U.S. Government Portfolio a service fee equal to 0.25% per annum of the Institutional Service Shares average daily net assets (the “Shareholder Servicing Fee”) for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts. The Shareholder Servicing Fee is accrued daily and paid monthly.

F.    PURCHASE AND REDEMPTION PROCEDURES

Shares of your fund are purchased at net asset value next calculated after receipt of a purchase order. Shares of the

Combined Prospectus/Information Statement

Acquiring Fund are offered at the next offering price, which is the NAV per share of the Acquiring Fund, computed after the purchase order and funds are received by the Acquiring Fund’s transfer agent or certain financial intermediaries, and their agents that have made arrangements with the Acquiring Fund and are authorized to buy and sell shares of the Acquiring Fund. Both funds offer an automatic investment plan, whereby an existing shareholder may purchase additional shares of the fund through an Automated Clearing House arrangement.

Minimum Investments. The minimum initial investment in Institutional Service Shares of the Acquiring Fund for accounts maintained through your fund’s transfer agent, Boston Financial Data Services, Inc. (“BFDS”) is $3,000 and the minimum amount for subsequent purchases is $100, which are the same minimums applicable to your fund. The minimum initial investment for the Institutional Service Shares of the Acquiring Fund for regular accounts and individual retirement accounts not maintained through BFDS is $100,000. The minimum amount for subsequent investments is $1,000. The Manager may, in its sole discretion, waive this minimum in some cases.

Redemption Information

Shares of both funds are redeemed at a price equal to the NAV next determined after the applicable fund’s transfer agent receives a redemption request in good order less any applicable redemption fees. A redemption request cannot be processed on days the New York Stock Exchange is closed.

Your fund may redeem shares held in an account if the total value of the account is less than $500 and the balance is not at the minimum within 30 days of your fund notifying you in writing. The Acquiring Fund may redeem Institutional Service Shares in an account if the total value of the account falls below $5,000 due to redemption. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or, alternatively the Acquiring Fund may impose a monthly service charge of $10 on such accounts which does not require prior written notice. Additionally, the Acquiring Fund has reserved the right to redeem shares “in-kind.”

Additional shareholder account information for your fund is available in its prospectus, which is incorporated by reference. Additional shareholder information for the Acquiring Fund is provided in Appendix D.

Exchange Privileges

After the Reorganization, Institutional Service Shares of the Acquiring Fund may be exchanged for shares of any other Value Line mutual fund by calling BFDS or by providing appropriate instructions in writing to BFDS. An investor may also set up his or her account to exchange automatically a specified number or dollar-value of shares of the Acquiring Fund into shares of another Value Line mutual fund at regular intervals. Please read the prospectus of the other Value Line mutual fund carefully before requesting an exchange.

Although shares of the Acquiring Fund invested directly into the fund are entitled to certain exchange privileges as discussed under “Additional Shareholder Information about the U.S. Government Portfolio — Exchange Privilege” at Appendix D, shares of the Acquiring Fund held through BFDS will not have these exchange privileges; rather those shareholders will be able to exchange shares as discussed above.

Combined Prospectus/Information Statement

G.    SUMMARY OF PRINCIPAL INVESTMENT RISKS

Because their investment objectives and strategies are substantially identical, your fund and the Acquiring Fund have substantially identical risks. A principal risk of the Acquiring Fund, which is not a principal risk of your fund, is a risk relating to adverse changes in the banking industry due to the Acquiring Fund’s investments in loan participations. This risk is explained in more detail below. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the prospectuses and statements of additional information of each fund. The combined fund will have the same risks as the Acquiring Fund.

The Value Line U.S. Government Money Market Fund

The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the Fund tries to maintain.

The Fund should have minimal credit risk on its investments in securities backed by the U.S. Government. However, it is important to note that although the Fund invests primarily in U.S. Government securities, the Fund’s share price and its yield are not guaranteed by the U.S. Government. Certain issuers of U.S. Government securities in which the Fund may invest are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. Rather, these issuers are authorized to borrow from the U.S. Treasury to meet their obligations. The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

The Fund’s investments in repurchase agreements are subject to the risk that the seller defaults on its obligation to repurchase the securities under the repurchase agreement. The Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or decline in price of the securities. In addition, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This may be an advantage when interest rates are rising but not when they are falling.

To the extent the Fund invests in money market instruments that are not U.S. Government securities, other risks that you assume when investing in the Fund are market risk and credit risk. Market risk is the risk that the securities in a certain market will decline in value because of factors such as economic conditions. Credit risk is the risk that any of the Fund’s holdings will have its credit rating downgraded or will default, thereby reducing the Fund’s income level and share price. The Fund is also subject to income risk, which is the risk that the Fund’s income may decline because of falling interest rates and other market conditions, and may not be sufficient to enable the Fund to maintain a stable $1.00 per share price.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Combined Prospectus/Information Statement

U.S. Government Portfolio

A significant change in interest rates or a default on the U.S. Government Portfolio’s investments could cause its share price (and the value of your investment) to change.

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the U.S. Government Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the United States. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the U.S. Government Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the U.S. Government Portfolio must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the U.S. Government Portfolio may purchase include:

—	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

—

Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (Ginnie Mae) and the Federal Housing Administration (FHA).

—

Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

—

Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

The investment policies of the U.S. Government Portfolio may produce a lower yield than a policy of investing in other types of instruments.

Combined Prospectus/Information Statement

Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

H.     KEY INFORMATION ABOUT THE REORGANIZATION

The following is a summary of key information concerning the Reorganization. Please also refer to the Plan, which is attached to this Combined Prospectus/Information Statement as Appendix A and which includes more detailed information about the Reorganization. The following summary is qualified in its entirety by reference to Appendix A.

1.	SUMMARY OF THE REORGANIZATION

On June 20 and 21, 2012, the Board of your fund approved the Plan as in the best interests of your fund and your fund’s shareholders and determined that the interests of your fund’s shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. The Plan provides for the Reorganization on the following terms:

—

            The Reorganization is scheduled to occur at the close of business on October 12, 2012, but may occur at a later date as the Boards determine. On the Closing Date, your fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of your fund’s known liabilities. This will result in the addition of your fund’s assets to the Acquiring Fund’s portfolio. The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

—

            The Acquiring Fund will issue Institutional Service Shares to your fund with a value equal to the net assets attributable to your fund’s shares. As part of the liquidation of your fund, these Institutional Service Shares will immediately be distributed to shareholders of record of your fund on the Closing Date so that you will receive Institutional Service Shares of the Acquiring Fund with a value equal to the value of your shares of your fund on that date. As a result, shareholders of your fund will become shareholders of the Acquiring Fund holding Institutional Service Shares.

—	After the shares are issued, your fund will be liquidated, deregistered as an investment company with the SEC by filing Form N-8F, and dissolved.

Please see “Reasons for the Reorganization” for a description of matters considered by the Board of your fund in making its recommendation.

Combined Prospectus/Information Statement

2.	DESCRIPTION OF THE ACQUIRING FUND SHARES TO BE ISSUED

    Full and fractional shares of the Institutional Service Shares of the U.S. Government Portfolio, a series of the Daily Income Fund will be issued to shareholders of the Value Line U.S. Government Money Market Fund, in accordance with the procedures under the Plan of Reorganization as described above. The Daily Income Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in Daily Income Fund in an unlimited number of series of shares. Daily Income Fund consists of five series, the Money Market Portfolio, the U.S. Treasury Portfolio, the Municipal Portfolio, the U.S. Government Portfolio and the RNT Natixis Liquid Prime Portfolio. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a series and in the series’ net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. The shares shall not entitle the holder of preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of shares. Shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of Daily Income Fund into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of each such series and to approve the series’ investment management contracts.

    Daily Income Fund is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to Daily Income Fund’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

    Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, Daily Income Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of Daily Income Fund and provides for indemnification and reimbursement of expenses out of Daily Income Fund property for any shareholder held personally liable for the obligations of Daily Income Fund. Daily Income Fund’s Declaration of Trust further provides that obligations of Daily Income Fund are not binding upon the Trustees individually but only upon the property of Daily Income Fund and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

3.	REASONS FOR THE REORGANIZATION

    At a meeting held on June 20 and 21, 2012, your fund’s Board unanimously approved the Plan. Your fund’s Board also determined that the Reorganization is in the best interests of your fund and that the interests of shareholders of your fund will not be diluted as a result of the Reorganization.

Combined Prospectus/Information Statement

    Your fund’s Board believes the Reorganization will be advantageous to the shareholders of your fund for several reasons. The Board considered the following matters, among others, in approving the Reorganization (please note that the following matters are not listed in any order of preference and the Board gave such weighting to each as it considered appropriate):

—

                Substantially identical investment objectives, policies and strategy. As U.S. Government money market funds, both funds have substantially identical investment objectives and seek to achieve their investment objectives following substantially identical investment policies and strategies as described in this Combined Prospectus/Information Statement. Similarly, an investment in the funds is subject to substantially identical risks as described in this Combined Prospectus/Information Statement). Accordingly, the Reorganization would not materially alter the nature of your investment.

—

                Performance. The funds’ performance is similar over the life of the Institutional Service Shares of the Acquiring Fund, which incepted in March 2007. Of course, past performance is not predictive of future results.

—

                Lower operating expenses and improved economies of scale. The Institutional Service Shares of the Acquiring Fund have a lower overall gross expense ratio (0.49%) than your fund (0.97%) for the funds’ fiscal years ended March 31, 2012 and December 31, 2011, respectively, before giving effect to applicable fee waivers and expense limitations. Your fund’s net expense ratio for the last fiscal year was 0.11%, which is lower than the Acquiring Fund’s net expense ratio for the last fiscal year of 0.20%. Your fund’s current total operating expense ratio (0.72%) is higher than that of the Acquiring Fund (0.49%). The Board recognized that after giving effect to the various contractual and voluntary fee waivers and expense limitations, the net expense ratio of the Institutional Service Shares was slightly higher than that of your fund as a result of the slightly higher gross yield of the Acquiring fund which results from less of a yield maintenance waiver/reimbursement. The Board considered that shareholders of your fund would, in the absence of the fee waiver and expense limitation, benefit from the larger assets of the combined fund that, due to economies of scale, has a lower expense ratio than your fund. A larger fund can potentially realize cost savings due to economies of scale, as certain fixed costs may be distributed over a larger asset base.

—	Lower advisory fee rate. The Acquiring Fund has a lower advisory fee rate (0.12% of average daily net assets) than your fund (0.40%).

—

                Larger asset base. The Acquiring Fund has a larger asset base (approximately $1.3 billion) than your fund (approximately $67.5 million) as of May 31, 2012 and appeals to a broader distribution, giving it potentially greater potential viability.

—

                Service providers. As a result of the Reorganization, your fund’s shareholders will experience a change in its board, officers, investment adviser, principal underwriter, custodian, administrator, and counsel. However, there would be no change in your fund’s transfer agent (as described below) or auditors.

—

                No change in shareholder services. The shareholder services and privileges available to former shareholders of your Fund holding Institutional Service Shares of the Acquiring Fund through EULAV Securities, LLC are the same as those available to your fund. In addition, there will be no change in the process by which such shareholders purchase and redeem Institutional Service Shares of the Acquiring Fund from those currently in place for your fund, and such shareholders will continue to benefit

Combined Prospectus/Information Statement

by being able to exchange their Institutional Service Shares of the Acquiring Fund for shares of any of the Value Line mutual funds. Finally, like your fund, the Acquiring Fund does not charge sales fees or commissions on purchases and sales of fund shares.

—

                No dilution. The funds use substantially the same methodology for valuing their assets and each fund further uses the same amortized cost method prescribed by rules under the 1940 Act for calculating its net asset value per share. As such, each shareholder of your fund will receive Institutional Service Shares of the Acquiring Fund with an aggregate net asset value identical to that of the shares of your fund held immediately prior to the Reorganization. As a result, the existing interests of the shareholders would not be diluted as a result of the Reorganization.

—

                 Expenses of the Reorganization. Your fund’s Board considered that all of the expenses of the funds in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications, including this Combined Prospectus/Information Statement, and any filings with the SEC and other governmental agencies in connection with the Reorganization, will not be paid by the funds or their shareholders (or, alternatively, your fund will be reimbursed for such expenses) (unless such expenses are required to be borne by a fund in order to maintain such fund’s status as a “regulated investment company” within the meaning set forth in the Internal Revenue Code of 1986, as amended (the “Code”)). Rather, all such costs will be borne by EULAV Asset Management and Reich & Tang Asset Management, LLC, as applicable. It is expected that the Reorganization will not result in any additional expenses being incurred by the shareholders of the funds either directly (as a result of effectuating the Reorganization) or indirectly over time.

—

                 Tax free Reorganization. For federal income tax purposes, the Reorganization will not result in income, gain, or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund (as further discussed below in “Federal Income Tax Consequences”).

—

                 Changing regulations and historically low interest rate environment. Regulations applicable to money market funds have changed in a manner that makes it difficult for smaller money market funds to operate efficiently, and such regulations may again change. In addition, since approximately 2008, yields on securities in which U.S. Government money market funds (including the funds) primarily invest have been at historic lows. As a result, yields of U.S. Government money funds (including the funds) have been low and, in the absence of fee waivers and expense limitations, negative. The investment adviser to your fund has expressed its longer-term desire to no longer manage your fund in a manner that is not economical.

—

                 Possible benefits to EULAV Asset Management. The Board considered that EULAV Asset Management would benefit from the Reorganization. For example, EULAV Asset Management will benefit from not having to reimburse expenses of your fund, which it has voluntarily been doing. The Board also considered that EULAV Securities LLC (an affiliate of EULAV Asset Management) and Reich & Tang Distributors, Inc. (the principal underwriter of the Acquiring Fund) have entered into a participating organization agreement pursuant to which EULAV Securities LLC has agreed to make Institutional Service Shares of the Acquiring Fund available to underlying record and/or beneficial owners of various accounts for which it or its affiliates, directly or through third persons, provide certain shareholder servicing, administrative, accounting and distribution services (including without limitation shareholders of your fund), and that Reich & Tang Distributors, Inc. has agreed to compensate EULAV Securities LLC for providing such services. The Board recognized that while such payments are being made by Reich & Tang Distributors, Inc., Reich & Tang Distributors, Inc. receives payments from the Acquiring Fund for these purposes. Currently, it is expected that EULAV Securities LLC will not make a profit on the provision of such services and will provide

Combined Prospectus/Information Statement

such services at a loss. However, EULAV Securities LLC may, in the future, make a profit if yields on U.S. Government securities increase substantially from current levels.

—

                Alternatives. The Board considered possible alternatives to the Reorganization, including maintaining the status quo, liquidating your fund, and merging your fund into one or more unaffiliated money market funds other than the Acquiring Fund. The Board, however, determined that the opportunity presented by the Reorganization and the factors in favor of the Reorganization set forth above made the Reorganization more compelling than these alternatives.

    For these reasons and other factors considered by the Board, the Board determined that the Reorganization is in the best interests of your fund and its shareholders. Finally, the Board recognized that any shareholder of your fund that desires to invest in a different money market fund can redeem their shares at any time without payment of any fee and so invest.

4.	FEDERAL INCOME TAX CONSEQUENCES

    Each Fund has qualified, in each taxable year since it was organized, and intends to qualify, as of the Closing Date, as a “regulated investment company” under the Code. Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes. The exchange of substantially all of the assets of your fund for Institutional Service Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the known liabilities of your fund, and the liquidation of your fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. However, any dividend paid by your fund may result in taxable income to shareholders of your fund. As a condition to the closing of the transaction, the funds will each receive an opinion of Paul Hastings LLP, counsel to the Acquiring Fund, to the effect that, based on certain assumptions and on the existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes:

(1)	The transfer of all of the assets and Assumed Liabilities of the Value Line U.S. Government Money Market Fund to the U.S. Government Portfolio in exchange for the issuance of shares of the U.S. Government Portfolio to the Value Line U.S. Government Money Market Fund and the assumption by the U.S. Government Portfolio of all of the Acquired Fund’s Assumed Liabilities, followed by the distribution to shareholders of the Value Line U.S. Government Money Market Fund, in liquidation of the Value Line U.S. Government Money Market Fund, of the U.S. Government Portfolio shares to Value Line U.S. Government Money Market Fund shareholders in exchange for their Value Line U.S. Government Money Market Fund shares and the dissolution of the Value Line U.S. Government Money Market Fund, as described in the Plan, will constitute a tax-free “reorganization” within the meaning of Section 368(a)(1)(C) of the Code, and the Value Line U.S. Government Money Market Fund and the U.S. Government Portfolio each will be considered “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)

No gain or loss will be recognized by the Value Line U.S. Government Money Market Fund upon (a) the transfer of its assets and Assumed Liabilities to the U.S. Government Portfolio in exchange for the issuance of shares of the U.S. Government Portfolio to the Value Line U.S. Government Money Market Fund and the assumption by the U.S. Government Portfolio of the Value Line U.S. Government Money Market Fund’s Assumed Liabilities, if any, and (b) the distribution by the Value Line U.S. Government Money Market Fund to

Combined Prospectus/Information Statement

its shareholders of shares of the U.S. Government Portfolio received as a result of the Reorganization (Sections 361(a), 354(a) and 357(a) of the Code);

(3)	No gain or loss will be recognized by the U.S. Government Portfolio upon its receipt of the assets and Assumed Liabilities of the Value Line U.S. Government Money Market Fund in exchange for the issuance of shares of the U.S. Government Portfolio to the Value Line U.S. Government Money Market Fund and the assumption by the U.S. Government Portfolio of the Value Line U.S. Government Money Market Fund’s Assumed Liabilities, if any (Section 1032(a) of the Code);

(4)	The tax basis of the U.S. Government Portfolio shares received by a shareholder of the Value Line U.S. Government Money Market Fund in the aggregate will be the same as the aggregate tax basis of the shareholder’s Value Line U.S. Government Money Market Fund shares immediately prior to the Reorganization (Section 358(a)(1) of the Code);

(5)	The tax basis of the U.S. Government Portfolio in the assets and Assumed Liabilities of the Value Line U.S. Government Money Market Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and Assumed Liabilities in the hands of the Value Line U.S. Government Money Market Fund immediately before the Reorganization (Section 362(b) of the Code);

(6)	The tax holding period for the shares of the U.S. Government Portfolio issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of the Value Line U.S. Government Money Market Fund exchanged therefor, provided that the shareholder held such shares of the Value Line U.S. Government Money Market Fund as capital assets;

(7)	The tax holding period for the U.S. Government Portfolio with respect to the assets and Assumed Liabilities of the Value Line U.S. Government Money Market Fund received in the Reorganization will include the period for which such assets and Assumed Liabilities were held by the Value Line U.S. Government Money Market Fund (Section 1223(2) of the Code);

(8)	The Value Line U.S. Government Money Market Fund’s shareholders will not recognize gain or loss upon the exchange of their shares of the Value Line U.S. Government Money Market Fund for shares of the U.S. Government Portfolio as part of the Reorganization.

(9)	The U.S. Government Portfolio will succeed to and take into account the items of the Value Line U.S. Government Money Market Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder (Section 381(a) of the Code); and

(10)	The tax year of the Value Line U.S. Government Money Market Fund will end on the date of the Reorganization (Section 381(b) of the Code).

Shareholders of the Value Line U.S. Government Money Market Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances, including state and local tax consequences, if any, of the Reorganization.

Combined Prospectus/Information Statement

The opinion of Paul Hastings LLP is based on the Code, Treasury Regulations promulgated thereunder, administrative pronouncements and judicial interpretations thereof, in each case as in effect on the date thereof, all of which are subject to change. An opinion of counsel merely represents counsel’s best judgment with respect to the probable outcome on the merits and is not binding on the Internal Revenue Service or the courts. Accordingly, there can be no assurance that the Internal Revenue Service will not take a contrary position, that the applicable law will not change, or that any such change will not have retroactive effect.

The Value Line U.S. Government Money Market Fund had capital loss carryovers of 0.00% as of May 31, 2012.

  5.            COMPARISON OF SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences between your fund and the rights of its shareholders, and the Acquiring Fund and the rights of its shareholders.

Governing Law. The Value Line U.S. Government Money Market Fund is a Maryland corporation. The U.S. Government Portfolio is a separate series of the Daily Income Fund, which is organized as a Massachusetts business trust. The Value Line U.S. Government Money Market Funds is governed by its Charter, Bylaws and applicable Maryland law. The Daily Income Fund is governed by its Declaration of Trust, Bylaws and applicable Massachusetts law.

Shareholder Liability.

Value Line U.S. Government Money Market Fund (your fund)

Maryland law provides that shareholders of a corporation are generally not liable for the corporation’s debts and obligations.

Daily Income Fund (Acquiring Fund)

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Daily Income Fund’s Declaration of Trust provides that no Shareholder shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust further provides that if any Shareholder of the Trust is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholder’s shares are issued.

Board of Directors/Trustees. The Reorganization will result in a change in the Board of your fund because the trustees of the Daily Income Fund are different than the directors of your fund. The Board of your fund currently has six independent directors and one interested director. For more information, please refer to your fund’s Statement of Additional Information dated May 1, 2012, which is incorporated by reference into this Combined Prospectus/Information Statement. The Board of Trustees of the Daily

Combined Prospectus/Information Statement

Income Fund has seven independent trustees and two interested trustees. For more information, refer to the Statement of Additional Information dated July 27, 2012, for the Daily Income Fund, which is incorporated by reference into this Combined Prospectus/Information Statement.

6.            COMPARISON OF VALUATION PROCEDURES

Both Funds use the amortized cost method in accordance with Rule 2a-7 under the 1940 Act. Please see additional information about each fund’s valuation procedures in Appendix C.

7.            CAPITALIZATION

The following table sets forth as of July 31, 2012: (1) the unaudited capitalization of the Value Line U.S. Government Money Market Fund and the unaudited capitalization of the Institutional Service Shares of the U.S. Government Portfolio, and (2) the unaudited pro forma combined capitalization of the Institutional Service Shares of the U.S. Government Portfolio as if the Reorganization had occurred on that date. When the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date, as a result of daily share purchase and redemption activity in the Funds. However, given that each fund seeks to maintain a stable net asset value of $1.00 per share, it is not expected that the exchange ratio will change (although there can be no assurance that a stable net asset value of 1.00 will be achieved by either fund).

U.S. Government Portfolio
Institutional Service Shares
Net Assets	$57,142,721
Shares Outstanding	57,148,408
Net Asset Value per Share	$1.00

Value Line U.S. Government Money Market Fund
Net Assets	$67,075,915
Shares Outstanding	67,110,973
Net Asset Value per Share	$1.00

Pro Forma Combined U.S. Government Portfolio
Institutional Service Shares
Net Assets	$124,218,636
Shares Outstanding	124,259,381
Net Asset Value per Share	$1.00

* The U.S. Government Portfolio currently offers shares in the following classes: Institutional, Institutional Service, Investor, Investor Service, Retail and Advantage. The aggregate net assets of these classes as of July 31, 2012 was $1,253,703,269.

8.            INVESTMENT ADVISER

Value Line U.S. Government Money Market Fund (your fund)

EULAV Asset Management (“EULAV”), a registered investment adviser located at 7 Times Square, 21st Floor New York,

Combined Prospectus/Information Statement

NY 10036-6524, serves as investment adviser to your Fund subject to the overall supervision of your fund’s Board of Directors. EULAV also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2 billion as of December 31, 2011. EULAV has the responsibility for making all investment decisions for your fund.

For managing your fund and its investments, EULAV is entitled to be paid an advisory fee at an annual rate of 0.40% of your fund’s average daily net assets. For the calendar year ended December 31, 2012, EULAV waived all of its advisory fee.

U.S. Government Portfolio

The U.S. Government Portfolio’s investment manager is Reich & Tang Asset Management, LLC (the “Manager”). The Manager’s principal business office is located at 1411 Broadway, 28th Floor, New York, New York 10018. As of July 31, 2012, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $12.6 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of eleven portfolios of registered investment companies, of which it acts as administrator for seven. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments. Pursuant to the investment management contract between the U.S. Government Portfolio and the Manager, the Manager manages the U.S. Government Portfolio’s securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Daily Income Fund. Pursuant to the Investment Management Contract, the U.S. Government Portfolio pays an annual management fee of 0.12% of its average daily net assets. For the fiscal year ended March 31, 2012, the U.S. Government Portfolio paid the Manager a management fee equal to 0.12% of the U.S. Government Portfolio’s average daily net assets.

Disclosure of Portfolio Holdings

A description of each fund’s policies and procedures with respect to the disclosure of the portfolio securities is available in the Statement of Additional Information for each of the funds, which are incorporated by reference.

9. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Value Line U.S. Government Money Market Fund (your fund)

As of August 24, 2012, the Value Line U.S. Government Money Market Fund had 66,714,594 shares outstanding.

As of July 31, 2012, there are no shareholders of your fund of record and/or beneficial owners (to your fund’s knowledge) who owned five percent or more of your fund’s shares.

As of July 31, 2012, the Officers and Directors of your fund, as a group, owned of record and beneficially less than 1% of the outstanding shares of your fund.

U.S. Government Portfolio (Acquiring Fund)

As of August 24, 2012, the Institutional Service Shares of the U.S. Government Portfolio had 57,972,141 shares outstanding.

Combined Prospectus/Information Statement

As of July 31, 2012, the U.S. Government Portfolio’s Institutional Service shareholders of record and/or beneficial owners (to the U.S. Government Portfolio’s knowledge) who owned five percent or more of the U.S. Government Portfolio’s shares are set forth below:

Name and Address	% of Class	Ownership
Sentinel Administrative Services, Inc. FEBO Its Customers (A) P.O. Box 55929 Boston, MA 02205-5929	96.66%	Record

As of July 31, 2012, the Officers and Trustees of the U.S. Government Portfolio, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of the U.S. Government Portfolio.

A beneficial owner of 25% or more of a voting security of a Fund is presumed to have “control” of the Fund for purposes of the 1940 Act, absent a determination to the contrary by the SEC. Based on the information provided above, as of July 31, 2012, Sentinel Administrative Services, Inc. owned a controlling interest in the Institutional Service Shares of U.S. Government Portfolio. No person owned a controlling interest in the Value Line U.S. Government Money Market Fund.

10.	SERVICE PROVIDERS

Value Line U.S. Government Money Market Fund (your fund)

State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for your fund. State Street, whose address is 225 Franklin Street, Boston, Massachusetts 02110, also acts as your fund’s custodian, transfer agent and dividend-paying agent. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, Missouri 64105, provides certain transfer agency functions to your fund as an agent for State Street.

U.S. Government Portfolio (Acquiring Fund)

The Bank of New York Mellon, 2 Hanson – 7th Floor, Brooklyn, New York 11217, is custodian for the U.S. Government Portfolio’s cash and securities. Reich & Tang Services, Inc. (“Reich & Tang”), an affiliate of the Manager, located at 1411 Broadway, 28th Floor, New York, New York 10018, is transfer agent and dividend agent for the shares of the U.S. Government Portfolio. Pursuant to an Administrative Services Agreement with the U.S. Government Portfolio, the Manager performs clerical, accounting supervision, office service and related functions for the U.S. Government Portfolio and provides the U.S. Government Portfolio with personnel to supervise the performance of accounting related services by The Bank of New York Mellon, the U.S. Government Portfolio’s accounting agent.

11.	FINANCIAL HIGHLIGHTS

The Statement of Additional Information relating to this Combined Prospectus/Information Statement incorporates by reference the annual reports to shareholders of the Value Line U.S. Government Money Market Fund for its fiscal year ended December 31, 2011, and of the U.S. Government Portfolio for its fiscal year ended March 31, 2012, both of which include the audited financial statements and financial highlights for the periods indicated therein and the reports of PricewaterhouseCoopers LLP, each Fund’s independent registered public accounting firm.

Combined Prospectus/Information Statement

After the Reorganization, the U.S. Government Portfolio will be the accounting survivor.

Combined Prospectus/Information Statement

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of June 21, 2012 (the “Agreement”), by and between Value Line U.S. Government Money Market Fund, Inc., a Maryland corporation (the “Acquired Fund”), and Daily Income Fund, a Massachusetts business trust (the “Trust”), on behalf of the U.S. Government Portfolio, a series of the Trust (the “Acquiring Fund”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of the Acquiring Fund’s Institutional Service Class shares of beneficial interest, par value $.01 per share, equal to the net asset value represented by such shares (“Acquiring Fund Shares”) to the Acquired Fund and (B) the assumption by the Acquiring Fund of all of the Assumed Liabilities (as defined below) of the Acquired Fund as described herein, and (2) the distribution, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund is a registered, open-end management investment company, and the Acquiring Fund is a series of a registered, open-end management investment company, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

WHEREAS, the Acquired Fund’s Board of Directors has determined that the Reorganization is in the best interests of the Acquired Fund and the Acquired Fund’s shareholders and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Trust’s Board of Trustees has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1.

Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Acquired Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever (other than those, if any, arising under the Securities Act of 1933, as amended (“1933 Act”), and liens for Taxes (as defined below) not yet due (“Permitted Liens”)). The Acquiring Fund agrees in exchange therefor (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares,

APPENDIX A

with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund’s shares, as determined as set forth in paragraph 2.3; and (b) to assume all of the Assumed Liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”), as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund. For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof.

1.2.

The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Acquired Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Acquired Fund as of the Valuation Time (as defined in paragraph 2.1) other than Excluded Assets (the “Assets”). There shall be excluded from the assets of the Acquired Fund to be acquired by the Acquiring Fund (i) any tail insurance policy to be purchased by the Acquired Fund and any other rights to insurance, (ii) all causes of actions, claims and rights, if any, of the Acquired Fund against third parties in connection with any liabilities, if any, that are not Assumed Liabilities and (iii) all cash, cash equivalents and securities in an amount estimated by the Acquired Fund to be sufficient to pay all liabilities, if any, of the Acquired Fund that have accrued but remain unpaid as of the Valuation Time, including without limitation (a) amounts, if any, owed to any Acquired Fund Shareholder, including declared but unpaid dividends and capital gains distributions and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, that are not Assumed Liabilities, including estimated expenses to be incurred in connection with winding up the affairs of, and liquidating, the Acquired Fund (collectively, the “Excluded Assets”). Notwithstanding, the Acquired Fund agrees to maintain an annualized net yield of 0.01% for each day until the completion of the merger transaction.

1.3.

The Acquired Fund and EULAV Asset Management will endeavor in good faith to identify and, to the extent practicable, discharge all of the known liabilities and obligations of the Acquired Fund that are or will become due prior to the Valuation Time. The Acquiring Fund shall assume those known and disclosed liabilities, expenses, costs and charges in the calculation of the net asset value of the Acquired Fund as of the Valuation Time or which constitute ordinary course operating liabilities of the Acquired Fund (including without limitation liabilities associated with securities transactions subject to settlement and contractual liabilities) that are not required to be

Combined Prospectus/Information Statement

APPENDIX A

reflected in the calculation of the Acquired Fund’s net asset value as of the Valuation Time (“Assumed Liabilities”). Assumed Liabilities shall not include any liabilities, costs or charges related to the Acquired Fund’s expense limitation arrangement (including, but not limited to, any recoupment by EULAV Asset Management of any fees or expenses previously waived and/or reimbursed. The Acquiring Fund shall assume the Assumed Liabilities at the Closing.

1.4.

Delivery of the Acquired Fund’s Assets shall be made on the Closing Date and shall be delivered to The Bank of New York Mellon, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims other than Permitted Liens. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5.

The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6.

Upon completion of the transfer of assets and delivery of Acquiring Fund Shares pursuant to paragraph 1.1, the Acquired Fund will distribute pro rata to holders of record of the Acquired Fund’s shares (“Acquired Fund Shares”), determined as of the close of business on the Closing Date (“Acquired Fund Shareholders”), Institutional Service Class shares of the Acquiring Fund received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares that have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. As soon after the Closing Date as is conveniently practicable, the Acquired Fund will take such additional steps as are necessary to (a) terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and file a final annual report on Form N-SAR with the SEC under the 1940 Act, and (b) effect its dissolution as a corporation in accordance with applicable laws of the State of Maryland. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to an open account in the name of Boston Financial Data Services, Inc., for the exclusive benefit of its customers, on the share records of the Acquiring Fund. All issued and outstanding shares of the Acquired Fund simultaneously will be redeemed and canceled on the books of the Acquired Fund and will be null and void. Acquiring Fund Shares distributed to Acquired Fund Shareholders will be reflected on the books of Boston Financial Data Services, Inc. as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7.	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent as an

Combined Prospectus/Information Statement

APPENDIX A

account for Boston Financial Data Services, Inc., for the exclusive benefit of its customers. Acquiring Fund Shares will be issued in the manner described in the Registration Statement (as defined below).

1.8.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9.

Any reporting responsibility of the Acquired Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund’s existence is terminated. The costs of such reports shall be borne by the Acquired Fund or EULAV Asset Management.

1.10.

As soon as practicable after the Closing Date, the Acquired Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Acquired Fund that the Acquiring Fund is required to maintain under the 1940 Act, and the rules of the Commission thereunder; provided, however, that the Acquired Fund shall only be required to make available any names, account numbers and other identifying information of beneficial owners to the extent required by applicable law or in direct response to a written regulatory request. The Acquiring Fund covenants and agrees that, during the term of the Participation Agreement (defined below) and for a period of ten (10) years thereafter, it will not, and it will cause its affiliates not to, directly or indirectly, either alone or in association with others and either for their benefit or the benefit of any third party, solicit, divert or take away or attempt to solicit, divert or take away, or permit any individual, person or entity directly or indirectly associated with any of them to solicit, divert or take away or attempt to solicit, divert or take away from EULAV, its affiliates or the Value Line mutual funds the business or patronage of any beneficial owner.

1.11.

On or before the Closing Date, EULAV Securities, LLC shall enter into a participation agreement with Reich & Tang Distributors, Inc. (“RTD”), an affiliate of Reich & Tang Asset Management, LLC (“Participation Agreement”). Pursuant to such Participation Agreement, RTD shall make payments to EULAV Securities, LLC with respect to Acquiring Fund Shares held by record and/or beneficial owners of various accounts for which EULAV Securities, LLC or its affiliates, directly or through third persons, provide certain shareholder servicing, administrative, accounting and distribution services (including without limitation former shareholders of the Acquired Fund).

2.	VALUATION.

2.1.

The value of the Acquired Fund’s Assets to be acquired, and the amount of the Acquired Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of regular trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures (including amortized cost procedures) set forth in the Acquired Fund’s then-current prospectus or statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

Combined Prospectus/Information Statement

APPENDIX A

2.2.

The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures (including amortized cost procedures) set forth in the Registration Statement, which are and shall be consistent with the policies currently in effect for the Acquired Fund.

2.3.

The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s net assets shall be determined by dividing the value of the net assets of one share of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4.

All computations of value shall be made by Bank of New York Mellon, in cooperation with Reich & Tang Asset Management, LLC, on behalf of the Acquiring Fund and EULAV Asset Management on behalf of the Acquired Fund.

3.	CLOSING AND CLOSING DATE.

3.1.

The Closing Date shall be August 24, 2012, or such other date as the parties may mutually agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Reich & Tang Asset Management, LLC, 1411 Broadway, 28th Floor, New York, New York, or such other time and/or place as the parties may mutually agree in writing.

3.2.

The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Acquired Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3.

If on the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored or such other date as the parties hereto may agree in writing.

3.4.

The Acquired Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Acquired Fund’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

Combined Prospectus/Information Statement

APPENDIX A

3.5.

At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts, transfer agent certificates, officers certificates, custodian certificates, opinion(s) and other certificates and documents as such other party or its counsel may reasonably request.

3.6.

If the Acquired Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Acquired Fund by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Except as set forth on Schedule 4.1 hereto, the Acquired Fund represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, as follows:

4.1.1.	The Acquired Fund is a corporation, which is duly organized and validly existing under the laws of the State of Maryland.

4.1.2.

The corporation is registered under the 1940 Act as an open-end management investment company, and the Acquired Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

4.1.3.

The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.1.4.

The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquired Fund’s Articles of Incorporation, as amended (the “Acquired Fund’s Charter”), or its Bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.

4.1.5.	[Intentionally Omitted].

4.1.6.

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

4.1.7.

No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets. The Acquired Fund knows of no facts which would reasonably be likely to form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Acquired Fund’s ability to consummate the transactions contemplated herein.

Combined Prospectus/Information Statement

APPENDIX A

4.1.8.

The financial statements of the Acquired Fund for the fiscal year ended December 31, 2011 have been prepared by in accordance with generally accepted accounting principles and audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date, and all liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that would reasonably be likely to significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act.

4.1.9.

Since December 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1.8 or otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.1.9, a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

4.1.10.

At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquired Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

4.1.11.

For each taxable year of its operation, the Acquired Fund has met, and for the current taxable year ending on the Closing Date the Acquired Fund shall have met, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

4.1.12.

All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

4.1.13.

On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances (other than Permitted Liens), and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

Combined Prospectus/Information Statement

APPENDIX A

4.1.14.

The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund’s Board, and, assuming due authorization, execution and delivery by the Trust, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

4.1.15.	The execution, delivery and performance of this Agreement does not require the approval or consent of the Acquired Fund’s Shareholders under its charter documents, state or federal law.

4.1.16.

The information to be furnished by the Acquired Fund for use in the Trust’s Registration Statement on Form N-14 and the Combined Prospectus/Information Statement contained therein as amended or supplemented (the “Registration Statement”), and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, on the date on which it is so furnished and at all times subsequent thereto up to and including the Closing Date, (i) will be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.1.17.	[Intentionally Omitted].

4.2.	Except as set forth on Schedule 4.1 hereto, the Trust represents and warrants to the Acquired Fund, which representations and warranties are true and correct on the date hereof, as follows:

4.2.1.	The Acquiring Fund is duly established as a separate series of the Trust, which is duly organized and validly existing as a Massachusetts business trust.

4.2.2.

The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

4.2.3.

The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.2.4.

The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund’s Declaration of Trust, as amended, or its Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

4.2.5.

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

Combined Prospectus/Information Statement

APPENDIX A

4.2.6.

No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust’s knowledge threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund’s properties or assets. The Trust knows of no facts which would reasonably be likely to form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions contemplated herein.

4.2.7.

The financial statements of the Acquiring Fund for the fiscal year ended March 31, 2012, have been prepared in accordance with generally accepted accounting principles and audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date, and all liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that would reasonably be likely to significantly affect the internal controls of the Acquiring Fund has been disclosed or is required to be disclosed in the Acquiring Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Trust to make the certifications required by the Sarbanes-Oxley Act.

4.2.8.

Since March 31, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2.8, or as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph 4.2.8, a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

4.2.9.

At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

4.2.10.

For each taxable year of its operation, the Acquiring Fund has met, and for the taxable year that includes the Closing Date, the Acquiring Fund expects to meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

4.2.11.

All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and the Acquiring Fund. Neither the Trust nor the Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

Combined Prospectus/Information Statement

APPENDIX A

4.2.12.

The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust’s Board, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

4.2.13.

The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2.13 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund.

4.2.14.

No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Acquired Fund’s stated liabilities) will be issued in exchange for the Acquired Fund’s assets in the Reorganization.

4.2.15.

The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Fund.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

5.1.

The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions, in each case payable either in cash or in additional shares.

5.2.

Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. The Trust and the Acquired Fund will each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.3.

As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers, if applicable, which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Acquired Fund’s Chief Executive Officer, President, Chief Financial Officer or its Vice President and Treasurer.

Combined Prospectus/Information Statement

APPENDIX A

5.4.

The Trust will promptly prepare and file with the Commission the Registration Statement. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement and the Trust will take such steps and make such filings as are required to register Acquiring Fund Shares issued in the Reorganization under the 1933 Act and the 1940 Act.

5.5.

The Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6.

The Acquired Fund covenants that the Acquired Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.7.

As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to the Acquired Fund’s shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.	Tax Compliance.

5.8.1

From and after the date of this Agreement and until the Closing Date, each of the Funds shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(C) of the Code and shall not take any position inconsistent with such treatment.

5.8.2

From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions, unless waived by the Acquiring Fund in writing:

6.1.

All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2.	The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by

Combined Prospectus/Information Statement

APPENDIX A

this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Acquired Fund’s Treasurer.

6.3.

The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s Chief Executive Officer, President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that (i) the representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, (ii) each of the conditions to Closing in this Article 6 has been met, and (iii) as to such other matters as the Acquiring Fund shall reasonably request.

6.4.

The Acquired Fund shall provide the Acquiring Fund with an opinion of counsel of the Acquired Fund as to the matters identified in paragraph 4.1.15 (pertaining only to the Acquired Fund’s charter documents and Maryland state law, but not federal law), and the cost of such opinion(s) shall be borne by EULAV Asset Management and Reich & Tang Asset Management, LLC (at a cost of approximately $4,000, nevertheless to be borne equally by EULAV Asset Management and Reich & Tang Asset Management, LLC).

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions, unless waived by the Acquiring Fund in writing:

7.1.

All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2.

The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Acquiring Fund on or before the Closing Date. The Acquiring Fund shall have executed and delivered an assumption of the Assumed Liabilities and all such other agreements and instruments as the Acquired Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s assumption of the Assumed Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

7.3.

The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s Chief Executive Officer, President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that (i) the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the

Combined Prospectus/Information Statement

APPENDIX A

Closing Date, except as they may be affected by the transactions contemplated by this Agreement, (ii) each of the conditions to Closing in this Article 7 has been met, and (iii) as to such other matters as the Acquired Fund shall reasonably request.

8.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below (other than the condition set forth in paragraph 8.6, which condition is not waivable) does not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1.	[Intentionally Omitted]

8.2.

On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4.

The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.

The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Acquired Fund Shareholders all of the Acquired Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) (computed without regard to any deduction for dividends paid) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for its taxable year ending on the Closing Date and all of its net capital gain (as defined in Section 852(b)(3)(A) and (C) of the Code) for its taxable year ending on the Closing Date (after reduction for any capital loss carryforward).

8.6.

The Acquired Fund and Acquiring Fund shall have received an opinion of Paul Hastings LLP, dated the Closing Date, satisfactory to each Fund and subject to customary assumptions and qualifications, substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)     The transfer of all of the assets and Assumed Liabilities of the Acquired Fund to the Acquiring Fund in

Combined Prospectus/Information Statement

APPENDIX A

exchange for the issuance of the Acquiring Fund Shares to the Acquired Fund and the assumption by Acquiring Fund of all of the Acquired Fund’s Assumed Liabilities, followed by the distribution to shareholders of the Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the dissolution of Acquired Fund, will constitute a tax-free “reorganization” within the meaning of Section 368(a)(1)(C) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)        No gain or loss will be recognized by the Acquired Fund upon (a) the transfer of its assets and Assumed Liabilities to the Acquiring Fund in exchange for the issuance of shares of the Acquiring Fund to the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund’s Assumed Liabilities, if any, and (b) the distribution by the Acquired Fund to its shareholders of shares of the Acquiring Fund received as a result of the Reorganization (Sections 361(a), 354(a) and 357(a) of the Code);

(c)        No gain or loss will be recognized by the Acquiring Fund upon its receipt of the assets and Assumed Liabilities of the Acquired Fund in exchange for the issuance of shares of the Acquiring Fund to the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund’s Assumed Liabilities, if any (Section 1032(a) of the Code);

(d)        The tax basis of the Acquiring Fund Shares received by a shareholder of the Acquired Fund in the aggregate will be the same as the aggregate tax basis of the shareholders’ Acquired Fund Shares immediately prior to the Reorganization (Section 358(a)(1) of the Code);

(e)        The tax basis of the Acquiring Fund in the assets and Assumed Liabilities of the Acquired Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and Assumed Liabilities in the hands of the Acquired Fund immediately before the Reorganization (Section 362(b) of the Code);

(f)        The tax holding period for the shares of the Acquiring Fund issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as capital assets;

(g)        The tax holding period for the Acquiring Fund with respect to the assets and Assumed Liabilities of the Acquired Fund received in the Reorganization will include the period for which such assets and Assumed Liabilities were held by the Acquired Fund (Section 1223(2) of the Code);

(h)        The Acquired Fund’s shareholders will not recognize gain or loss upon the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund as part of the Reorganization;

(i)        The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder (Section 381(a) of the Code); and

(j)        The tax year of the Acquired Fund will end on the date of the Reorganization (Section 381(b) of the Code).

Combined Prospectus/Information Statement

APPENDIX A

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Acquired Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1.

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Acquiring Fund or of the Acquired Fund, as the case may be, at any time prior to the Closing Date if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

9.2.

If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquired Fund or the Acquiring Fund, or shareholders of the Acquired Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3.

Each party acknowledges that (i) all expenses of the Trust or the Acquiring Fund directly incurred in connection with the Reorganization will be borne by Reich & Tang Asset Management, LLC and (ii) all expenses of the Acquired Fund directly incurred in connection with the Reorganization will be borne by EULAV Asset Management, LLC; provided however, that expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Acquired Fund or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquired Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1.	None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2.	This Agreement contains the entire agreement and understanding between the parties hereto with respect to the

Combined Prospectus/Information Statement

APPENDIX A

subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby. In this Agreement, any references to the Acquired Fund or the Acquiring Fund taking action shall mean and include all necessary actions of the Acquired Fund or the Trust on behalf of the Acquiring Fund, respectively, unless the context of this Agreement or the 1940 Act requires otherwise.

11.3.

This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Acquired Fund shall be governed and construed in accordance with the internal laws of the state of each party’s incorporation or formation, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4.

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by telefacsimile, and addressed as follows:

To the Acquired Fund:

Value Line U.S. Government Money Market Fund

c/o EULAV Asset Management

7 Times Square, 21st Floor

New York, New York 10036

Attention: Mr. Mitchel Appel

Tele:(212) 907-1900

Fax: (212) 907-1973

With a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, Massachusetts 02109

Attention: Leonard A. Pierce, Esq.

Tele:(617) 526-6440

Fax: (617) 526-5000

To the Acquiring Fund:

Daily Income Fund

Attention: Christine Manna

1411 Broadway, 28th Floor

Combined Prospectus/Information Statement

APPENDIX A

New York, New York 10018

(212) 830-5295

(212) 399-6639

With a copy to:

Michael R. Rosella, Esq.

Paul Hastings, LLP

75 E. 55th Street

New York, New York 10022

(212) 318-6800

11.5.	This Agreement may be amended only by a signed writing between the parties.

11.6.

This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original, but all of which together shall constitute one and the same Agreement. Delivery of an executed signature page of this Agreement by facsimile or e-mail shall constitute due and sufficient delivery of such counterpart.

11.7.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.8.

It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquired Fund or the Acquiring Fund, or shareholders, nominees, agents, or employees of the Acquired Fund or the Acquiring Fund personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as the case may be, as provided in the Acquired Fund’s Charter or the Acquiring Fund’s Declaration of Trust, respectively. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as the case may be.

[Signature pages follow]

Combined Prospectus/Information Statement

APPENDIX A

IN WITNESS WHEREOF, the Acquired Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization and Liquidation to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

VALUE LINE U.S. GOVERNMENT MONEY MARKET FUND, INC.

/s/ Mitchell E. Appel
Mitchell E. Appel
President

Combined Prospectus/Information Statement

APPENDIX A

IN WITNESS WHEREOF, the Acquired Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DAILY INCOME FUND, on behalf of the U.S. Government Portfolio

/s/ Michael P. Lydon
Michael P. Lydon
President

Combined Prospectus/Information Statement

APPENDIX A

Schedule 4.1

None.

Combined Prospectus/Information Statement

APPENDIX B

COMPARISON OF INVESTMENT RESTRICTIONS AND LIMITATIONS

Fundamental Policies. The following is a comparison of the investment restrictions and limitations of your fund and the Acquiring Fund. A fundamental investment restriction is one that cannot be changed without approval of the majority of outstanding shareholders, as defined in the 1940 Act. For both funds, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund’s portfolio’s assets will not constitute a violation of such restriction.

	Value Line U.S. Government Money Market Fund (your fund)	U.S. Government Portfolio (Acquiring Fund)
Fundamental Investment Restrictions (a)	May not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes or mortgage, pledge or hypothecate any assets except as may be necessary in connection with such borrowings. Securities will not be purchased while borrowings are outstanding.	May not borrow money, unless (i) the borrowing does not exceed 10% of the total market value of the assets of the U.S. Government Portfolio with respect to which the borrowing is made (determined at the time of borrowing but without giving effect thereto) and the money is borrowed from one or more banks as a temporary measure for extraordinary or emergency purposes or to meet unexpectedly heavy redemption requests and furthermore the U.S. Government Portfolio will not make additional investments when borrowings exceed 5% of the value of the U.S. Government Portfolio’s net assets or as otherwise provided herein and permissible under the 1940 Act
(b)	May not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations	May not invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein), commodities, commodity contracts, commodity options, interests in oil or gas or interests in other mineral exploration or development programs
(c)	May not engage in the underwriting of securities of other issuers	May not act as an underwriter of securities
(d)	May not purchase oil, gas, or other mineral exploration or development programs May not invest in commodities or commodity contracts	May not invest in commodities, commodity contracts, commodity options, interests and leases in oil, gas or other mineral exploration or development programs (the U.S. Government Portfolio may, however, purchase and sell securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals)
(e)	May not purchase securities for the purpose of exercising control over another company	May not make investments for the purpose of exercising control over any issuer or other person

APPENDIX B

	Value Line U.S. Government Money Market Fund (your fund)	U.S. Government Portfolio (Acquiring Fund)
(f)	May not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities	May not make short sales of securities or intentionally maintain a short position in any security or write, purchase or sell puts, calls, straddles, spreads or any combination thereof
(g)	No similar restriction	May not purchase restricted securities in excess of the percentage limitations set forth in restriction * below; provided, however, that restricted securities shall not include privately placed securities that are exempt from registration under Section 4(2) or Rule 144A of the Securities Act, or purchase securities on margin
(h)	May not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total assets	* May not acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such illiquid securities
(i)	May not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	May not invest in securities of companies that have conducted operations for less than three years, including the operations of predecessors
(j)	May not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Advisor, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities	May not invest in or hold securities of any issuer if officers and Trustees of the U.S. Government Portfolio or Natixis Global Asset Management, L.P., the managing member of the Manager, individually own beneficially more than 1/2 of 1% of the issuer’s securities or in the aggregate own more than 5% of the issuer’s securities
(k)	No similar restriction	May not purchase securities having voting rights at the time of purchase
(l)	Refer to (b) above	May not purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization involving the U.S. Government Portfolio
(m)	May not issue senior securities except evidences of indebtedness permitted under clause (a) above	May not issue senior securities, except insofar as the U.S. Government Portfolio may be deemed to have issued a senior security in connection with any permitted borrowings

APPENDIX B

	Value Line U.S. Government Money Market Fund (your fund)	U.S. Government Portfolio (Acquiring Fund)
(n)	May not purchase more than 10% of the outstanding debt securities of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	May not invest more than 5% of the total market value of the U.S. Government Portfolio’s assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities
(o)	May not invest 25% or more of its assets in securities of issuers in any one industry, as classified in the Value Line Investment Strategy	May not invest more than 25% of the value of the U.S. Government Portfolio’s total assets in securities of companies in the same industry (excluding United States government securities
(p)	May not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund’s assets	May not pledge, mortgage, assign or encumber the U.S. Government Portfolio’s assets except to the extent necessary to secure a borrowing (unless permitted by restriction below in (q)) made with respect to the U.S. Government Portfolio.
(q)	No similar restriction	With respect to 75% of the value of the U.S. Government Portfolio’s total assets, the U.S. Government Portfolio may not invest more than 10% of the U.S. Government Portfolio’s assets in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 10% of the total assets of the U.S. Government Portfolio. However, the U.S. Government Portfolio may only invest more than 10% of its assets in securities subject to puts from the same institution if such puts are issued by a non-controlled person (as defined in the 1940 Act);

In addition, both Funds’ investment objectives are fundamental.

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APPENDIX C

COMPARISON OF VALUATION PROCEDURES

Value Line U.S. Government Money Market Fund (your fund)

The net asset value of your fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the fund, less any liabilities, by the total outstanding shares and adjusting the result to the nearest full cent per share.

The securities held by the fund are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Thus, if the use of amortized cost by the fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the fund would receive less investment income. The converse would apply in a period of rising interest rates.

In addition, for regulatory purposes, the fund calculates a market-based NAV per share on a periodic basis. In the event that the Board determines, pursuant to Rule 2a-7, that the deviation between the Fund’s amortized cost per share and its market-based NAV per share may result in material dilution or other unfair results to shareholders, the Board may cause the fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, including, but not limited to, considering suspending redemption of shares and liquidating the fund under Rule 22e-3 under the 1940 Act.

U.S. Government Portfolio (Acquiring Fund)

The net asset value of the Acquiring Fund’s shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. “Fund Business Day” means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays and Good Friday) and (ii) Columbus Day and Veterans’ Day (each a “Holiday”). However, on certain days that the New York Stock Exchange is closed, the U.S. Government Portfolio, at the direction of Reich & Tang Asset Management, LLC, may be open for purchases and redemptions and will determine its net asset value.

The net asset value per share is computed by dividing the value of the Acquiring Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Acquiring Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

C-1

APPENDIX C

The Acquiring Fund’s portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the net asset value of the Acquiring Fund’s share price to be less than $0.997 or greater than $1.003, the Board of Trustees will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Acquiring Fund would receive if the instrument were sold.

Shares are issued as of the first determination of the Acquiring Fund’s net asset value per share made after acceptance of the investor’s purchase order. In order to maximize earnings on the Acquiring Fund, the Acquiring Fund normally has its assets as fully invested as is practicable. Many securities in which the Acquiring Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as “Federal Funds”). Acquiring Fund shares begin accruing income on the day the shares are issued to an investor.

C-2

APPENDIX D

ADDITIONAL SHAREHOLDER INFORMATION ABOUT THE U.S. GOVERNMENT PORTFOLIO

Below is additional shareholder information about the Acquiring Fund. Additional shareholder information about your fund is incorporated by reference from its current prospectus and is available upon request from BFDS without charge by calling toll free, 800-243-2729.

The Acquiring Fund sells and redeems its shares on a continuing basis at their net asset value. The Acquiring Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Acquiring Fund shares are processed through the Acquiring Fund’s transfer agent or its principal underwriter, as appropriate, which accept orders for purchases and redemptions from Participating Organizations (see “Investments Through Participating Organizations” for a definition of Participating Organizations) and from investors directly.

Pricing of Fund Shares

The net asset value of the Acquiring Fund’s shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays and Good Friday) and (ii) Columbus Day and Veterans’ Day (each, a “Holiday”). However, on certain days that the New York Stock Exchange is closed, the Acquiring Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Acquiring Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Acquiring Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Acquiring Fund’s portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Acquiring Fund’s share price to be less than $0.997 or greater than $1.003, the Board of Trustees will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Acquiring Fund would receive if the instrument were sold.

Shares are issued as of the first determination of the Acquiring Fund’s net asset value per share made after acceptance of the investor’s purchase order. In order to maximize earnings, the Acquiring Fund normally has its assets as fully invested as is practicable. Many securities in which the Acquiring Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as “Federal Funds”). Portfolio shares begin accruing income on the day the shares are issued to an investor.

The Acquiring Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier’s checks or similar instruments) and certain other forms of payment at its discretion.

APPENDIX D

On any Fund Business Day before a Holiday, or on any Fund Business Day where the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, the Acquiring Fund may close trading early. On such days, the cut-off times for purchase orders and redemption and exchange requests (as set forth below) may be shortened to accommodate the Acquiring Fund’s early close. If the Acquiring Fund closes trading early, the earlier cut-off times for such transactions will be made available that day on the Fund’s website at http://www.reichandtang.com, or by calling the Fund toll free at (800) 433-1918.

Subscribing to the Fund

At the time of initial investment in the Acquiring Fund investors must elect on their fund application the Class of shares of the Portfolio of the Daily Income Fund in which they wish to invest. Subject to the Portfolios’ initial investment minimums, investors may divide their investment between the Portfolios of the Daily Income Fund in any manner they choose by submitting the application with their choices. Investors may purchase shares of the Portfolios from a Participating Organization or directly. Certain Participating Organizations are compensated for their services by the Manager and/or the Distributor.

Shareholders will have a separate account for each Portfolio in which they invest. Certificates for Fund shares will not be issued to investors.

Purchase of Fund Shares

You may purchase shares of the Acquiring Fund directly or through a Participating Organization. The Acquiring Fund does not accept a purchase order from investors investing in the Acquiring Fund directly (i.e., not through Participating Organizations) until an investor’s payment has been converted into Federal Funds and is received by the Acquiring Fund’s transfer agent, or its principal underwriter, as appropriate. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

Investors may, if they wish, invest in the Acquiring Fund through a Participating Organization with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Acquiring Fund through them, may invest in the Acquiring Fund directly. Direct shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization.

The minimum initial investment is $100,000 for the Institutional Service Shares. The minimum amount for subsequent investments is $1,000 for the Institutional Service Shares. In addition, the Acquiring Fund may impose different minimum investment requirements for clients of certain financial intermediaries with which the Distributor has entered into an agreement. The Acquiring Fund may waive any minimum purchase requirements. Consult your financial intermediary with respect to the required minimum investment.

The Acquiring Fund will provide each shareholder, except certain investors, with a personalized monthly statement listing (i) the total number of Acquiring Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Acquiring Fund shares, and (iii) the dividends paid on Acquiring Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

APPENDIX D

Investments Through Participating Organizations

EULAV Securities LLC will be a Participating Organization after the Closing Date of the Reorganization, and has engaged your fund’s transfer agent, Boston Financial Data Services, Inc. (“BFDS”) to transmit purchase or redemption orders for Institutional Service Shares of the Acquiring Fund for former shareholders of your fund who maintain their accounts through BFDS. Generally, investors purchasing shares through a Participating Organization are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Acquiring Fund. When instructed by a Participant Investor to purchase or redeem Acquiring Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Acquiring Fund’s transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Procedures relating to investing through BFDS are contained in the letter to shareholders of your fund provided with this Combined Prospectus/Information Statement.

Participating Organizations may confirm to Participant Investors each purchase and redemption of Acquiring Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to their customers showing (i) the total number of Acquiring Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Acquiring Fund shares by each Participant Investor during the period covered by the statement, and (iii) the income earned by Acquiring Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Acquiring Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Acquiring Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Acquiring Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Acquiring Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Acquiring Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Acquiring Fund due to processing or other reasons. A Participant Investor should read this Prospectus/Information Statement in conjunction with the materials provided by the Participating Organization describing the procedures under which Acquiring Fund shares may be purchased and redeemed through the Participating Organization.

Qualified Participating Organizations may transmit an investor’s purchase or redemption order to the Acquiring Fund’s transfer agent after 4:00 p.m., Eastern time, on the day the order is received from the investor as long as the investor has placed his order with

APPENDIX D

the Participating Organization before 4:00 p.m. Eastern time on that day. The investor will then receive the net asset value of the Acquiring Fund’s shares determined as of 4:00 p.m., Eastern time, on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.

Initial Direct Purchases of Shares

Investors who wish to invest in the Acquiring Fund directly may obtain a current Prospectus and the Acquiring Fund application necessary to open an account by telephoning the Acquiring Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day. Investors who invest through a Participating Organization, including EULAV Securities, should follow instructions from EULAV Securities as to purchases of shares.

Mail and Personal Delivery

Investors may send or deliver a check made payable to “Daily Income Fund” along with a completed Fund application to:

Daily Income Fund

c/o Reich & Tang

1411 Broadway, 28th Floor

New York, New York 10018

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. In either case, the funds are not available for redemption until the check has been cleared for payment by the investor’s bank.

Bank Wire

To purchase shares of the Acquiring Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Acquiring Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 830-5476. The original Fund application and documentation should then be mailed to the address specified under “Mail and Personal Delivery.” The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

APPENDIX D

The Bank of New York Mellon

ABA # 021000018

Reich & Tang

DDA # 890040352-7

For Daily Income Fund

Name of Portfolio

Account of (Investor’s Name)

Fund Account #

An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

There may be a charge by the investor’s bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a “bank wire” received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege

You may purchase shares of the Acquiring Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran’s, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Upon notification of death or legal incapacity your participation in the Privilege will automatically terminate. Further, the Acquiring Fund may terminate your participation in the Privilege upon 30 days’ notice to you. Investors who invest through a Participating Organization, including EULAV Securities LLC, should follow instructions from their financial intermediary regarding EFT, Pre-authorized Credit and Direct Deposit Privileges.

Subsequent Purchases of Shares

Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

Daily Income Fund

c/o Reich & Tang Funds

P.O. Box 13232

Newark, New Jersey 07101-3232

There is a $1,000 minimum for the Institutional Service Shares for subsequent purchases of shares. All payments should clearly indicate the shareholder’s account number.

Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder’s account is closed or during the following calendar year.

APPENDIX D

Investors who invest through a Participating Organization, including EULAV Securities LLC, should follow instructions from their financial intermediary regarding subsequent purchases of shares.

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Portfolio following receipt by the Fund’s transfer agent of the redemption order (and any supporting documentation that the Fund’s transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier’s check) used for investment has been cleared for payment by the investor’s bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

A shareholder’s original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund’s transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have “Signature Guaranteed” stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund’s transfer agent’s standards and procedures.

Investors who invest through a Participating Organization, including EULAV Securities LLC, should follow instructions from their financial intermediary regarding redemption of shares.

Written Requests

Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

Daily Income Fund

c/o Reich & Tang

1411 Broadway, 28th Floor

New York, New York 10018

All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application or in a subsequent written authorization.

Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

APPENDIX D

Checks

By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder’s name, are drawn on a special account maintained by the Fund with the Fund’s agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund’s agent bank, it instructs the Fund’s transfer agent to redeem a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Investors who purchase Fund shares by check may not receive their redemption proceeds until the check has cleared, which can take up to 15 days following the date of purchase.

There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund’s agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder’s election, require only one signature. Checks in amounts exceeding the value of the shareholder’s account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder’s account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund’s shareholders.

Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund’s normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. As soon as the Fund application is received in good order by the Fund’s transfer agent, the Fund will provide the shareholder with a supply of checks.

Telephone

The Fund accepts telephone requests for redemption from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholder at their address of record or to their bank account, both as set forth in the Fund application or in a subsequent signature guaranteed written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. Telephone requests to wire redemption proceeds must be for amounts in excess of $10,000. For telephone requests for wire redemptions of less than $10,000, the Fund

APPENDIX D

charges a $15 fee. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption request. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder making a telephone withdrawal should call the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day, and state: (i) the name of the shareholder appearing on the Fund’s records, (ii) the shareholder’s account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder’s designated bank account, and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address of record on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (or to the address of record on the next Fund Business Day if paid by check). The Fund may modify or discontinue the telephone redemption option at any time and will notify shareholders accordingly.

Generally

There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund’s transfer agent, a check for the proceeds of a redemption will be sent to the shareholder’s address of record. If a shareholder elects to redeem all of his or her shares of a Portfolio, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, (iv) such other period as the SEC may by order permit for the protection of the shareholders of the Fund, or (v) a situation where the Fund needs to rely on Rule 22e-3 under the 1940 Act in order to facilitate an orderly liquidation of the Fund.

The Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

APPENDIX D

The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder’s or its Participating Organization’s account after a withdrawal is less than $5,000 for the Institutional Service Shares. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or, alternatively the Fund may impose a monthly service charge of $10 on such accounts which does not require prior written notice. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. A shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period. Shareholders who purchase shares under these circumstances are not subject to the normal minimums for subsequent purchases.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If the Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Automatic Withdrawal Plan

Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the date specified on the Automatic Withdrawal Authorization form. Whenever such day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the day of the month specified on the Automatic Withdrawal Authorization form. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder’s investment.

The election to receive automatic withdrawal payments may be made at the time of the original application by completing an Automatic Authorization Withdrawal form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the Fund’s transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

APPENDIX D

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund’s fiscal year.

All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See “Tax Consequences.”

Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Except as described herein, each Portfolio’s net investment income (excluding capital gains, if any) will be declared as a dividend on each Fund Business Day. The Fund declares dividends for Saturdays, Sundays and holidays on the previous Fund Business Day. The Fund pays dividends monthly. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

Exchange Privilege

Shareholders of the Acquiring Fund who hold their shares directly and not through a Participating Organization such as EULAV Securities LLC are entitled to exchange some or all of their Class of shares in the Acquiring Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. If a particular exchange fund has more than one available class of shares the shareholders of the Fund are entitled to exchange their shares for a comparable class of shares available in the exchange fund. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any

APPENDIX D

state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, an investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder. See “Tax Consequences.”

Instructions for exchanges may be made by sending a written request to:

Daily Income Fund

c/o Reich & Tang

1411 Broadway, 28th Floor

New York, New York 10018

or, for shareholders who have elected that option, by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Shares of the U.S. Government Portfolio held through BFDS will not have exchange privileges with other Reich & Tang funds.

Frequent Trading

The Reich & Tang family of funds discourages short-term or excessive trading (“frequent trading”) of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under “Pricing of Fund Shares” the Fund reserves the right to reject any purchase order for its shares

APPENDIX D

for any reason and thus may exercise such right in the event it determines that a purchase order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Tax Consequences

The Fund intends to continue to qualify for the income tax treatment applicable to a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for each Portfolio. To qualify as a regulated investment company, each Portfolio must meet certain tests concerning its investments and distributions. For each year a Portfolio qualifies as a regulated investment company, the Portfolio will not be subject to federal income tax on its investment company taxable income (which generally consists of ordinary income, including taxable interest, and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net long-term capital gains distributed to its shareholders in the form of dividends or capital gain distributions. Additionally, each Portfolio will not be subject to a federal excise tax if the Portfolio distributes each year at least 98% of its ordinary income and 98.2% of its capital gain income to its shareholders and any undistributed and untaxed amounts from prior years.

Dividends of investment company taxable income are taxable to the recipient shareholders as ordinary income. The Fund expects that as a result of its investment objectives, except as provided in the following paragraph, distributions will (i) consist primarily of ordinary income, (ii) in the case of corporate shareholders, not be eligible for the dividends received deduction, and (iii) in the case of individual shareholders, not be eligible for the reduced tax rate currently applicable to certain qualified dividend income. Dividends and distributions are treated in the same manner for federal income tax purposes whether the shareholders receive cash or additional shares. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if it had received and reinvested the cash dividend.

A shareholder’s initial tax basis for its shares in the Fund will be its cost of the shares, including any fees or expenses. The sale of shares in the Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between the shareholder’s adjusted tax basis for the shares and the proceeds received on the sale. Gain or loss generally will be treated as capital gain or loss if the shares in the Fund are held as capital assets. Such capital gain or loss will be long-term if the shareholder has held the shares in the Fund for more than one year, and, for individual shareholders, may qualify for the maximum capital gain tax rate of 15% (for taxable years beginning before January 1, 2013) rather than the tax rate applicable to ordinary income. The exchange of shares of one Portfolio for shares of another Portfolio, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized. In either case, loss recognition may be affected by the loss disallowance rules of the Code subject to certain exceptions.

The Fund is required by federal law to withhold 28% of reportable payments as backup withholding (which may include dividends, capital gain distributions and redemptions) paid to shareholders who have not complied with Code requirements regarding the supplying of their taxpayer identification number and the reporting of income. In connection with this withholding requirement, a shareholder will be asked to certify on its application that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for various reasons including previous underreporting to the Internal Revenue Service.

APPENDIX D

Distributions from the U.S. Government Portfolio that are derived from interest on certain obligations of the United States Government and agencies thereof, may be exempt from state and local taxes in certain states. Investors should consult their own tax advisors regarding specific questions as to federal, state or local taxes. Additional tax information is provided in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees

Investors do not pay a front-end sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with distribution of shares and/or for the provision of servicing to the Institutional Service Shares’ shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund’s Board of Trustees has adopted a Rule 12b-1 distribution and service plan (the “Plan”), with respect to the Institutional Service Shares of the Fund and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and Shareholder Servicing Agreement.

Under the Distribution Agreement, the Distributor serves as distributor of the Institutional Service Shares and for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund’s shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Institutional Service Shares a service fee equal to 0.25% annum of each Portfolio’s average daily net assets (the “Shareholder Servicing Fee”) for providing personal shareholder services and for the maintenance of shareholder accounts. This fee is accrued daily and paid monthly. Any portion of the fees may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Institutional Service Shares of each Portfolio. For the fiscal year ended March 31, 2012, following a voluntary fee waiver for the U.S. Government Portfolio, the Shareholder Servicing Fee was waived.

The Plan and the Shareholder Servicing Agreement provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Institutional Service Shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund’s Prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee, and past profits for the following purposes: (i) to pay the cost of, and to compensate

APPENDIX D

others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Institutional Service Shares of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing the Institutional Service Shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund’s shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Institutional Service Shares) and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Agreement, Distribution Agreement or Shareholder Servicing Agreement in effect for that year.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund’s Statement of Additional Information. In addition, to the extent allowable under the Financial Industry Regulatory Authority (“FINRA”) rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

APPENDIX E

Statement of Shareholder Services for

Value Line Funds’ Shareholders

for the U.S. Government Portfolio (Institutional Service Class Shares)

(the “Fund”)

How to buy shares

•	By wire

If you are making an initial purchase by wire, call Boston Financial Data Services, Inc. (the “Servicing Agent”) at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and identify U.S. Government Portfolio (Institutional Service Class) as the name and share class of the fund in which you want to invest.

•	By mail

Complete the account application and mail it with your check payable to the Servicing Agent, Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U. S. dollars and checks must be drawn on U.S. banks.

•	Minimum/additional investments

Once you have completed an account application, you can open an account with an initial investment of $3,000, and make additional investments at any time for as little as $100. The Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.

•	Time of purchase

Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) on each Fund Business Day. A “Fund Business Day” is each Monday through Friday, except (i) days on which the Exchange is closed for trading (i.e., national holidays and Good Friday) and (ii) Columbus Day and Veterans’ Day. However, on certain days that the Exchange is closed, the Fund may be open for purchases and redemptions and will determine its NAV.

Your order will be priced at the next NAV calculated after your order is received in proper form as determined by the Servicing Agent as agent for the Fund. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved. Fund shares begin accruing income on the day the shares are issued to an investor. A payment

APPENDIX E

by check is normally converted to federal funds within one business day following receipt by the Fund. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary. Orders received by the Servicing Agent or the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

•	Dealer compensation

The Fund’s principal underwriter has engaged EULAV Securities LLC (the “Distributor”) as a participating organization for the purpose of accepting purchase and redemption orders from investors for shares of the Fund and performing various shareholder services. The Distributor receives a fee from the Fund’s principal underwriter for providing such services, which fee may be significant. The Distributor has engaged, and pays out of its own assets (which generally comes directly or indirectly from such fee and fees received from the Value Line Funds), the Servicing Agent to assist in the provision of such services.

In addition, the Distributor and/or its affiliates may pay additional compensation out of their assets (which generally comes directly or indirectly from the fee from the Fund’s principal underwriter and from fees received the Value Line Funds) to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the Distributor or its affiliates. The Distributor or its affiliates determine the firms to which payments may be made, which payments may be significant.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

•	Net asset value

The Fund’s NAV is determined as of the close of regular trading on the Exchange each Fund Business Day. However, on certain days that the Exchange is closed, the Fund may be open for purchases and redemptions and will determine its NAV.

The NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable NAV at $1.00 per share, although there can be no assurance that this will be achieved.

The Fund’s portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a

APPENDIX E

constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the NAV of the Fund’s share price to be less than $0.997 or greater than $1.003, the Fund’s Board of Trustees will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

Shares are issued as of the first determination of the Fund’s NAV per share made after acceptance of the investor’s purchase order. In order to maximize earnings on the Fund, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as “Federal Funds”). Fund shares begin accruing income on the day the shares are issued to an investor.

•	Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund’s account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.

How to sell shares

•	By mail

You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to the Servicing Agent, Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with a signature guarantee with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier’s check) used for investment has been cleared for payment by the investor’s bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

APPENDIX E

If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

•	By telephone or wire

You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

•	By check

You can sell $500 or more of your shares by writing a check payable to the order of any person.

•	By exchange (for accounts maintained with the Servicing Agent)

You can exchange all or part of your investment in Institutional Service class shares of the Fund for shares in other Value Line Funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any purchase order. When you send the Servicing Agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved you should provide the account name, number, name of Fund and exchange or redemption amount. Call 1-800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares (if any).

Exchanges among Value Line Funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

•	Account minimum

If as a result of redemptions your account balance in the Fund maintained with the Servicing Agent, together with your account balances in other Value Line Funds (excluding individual retirement accounts), falls below $3,000, you may be asked to increase your balance within 30 days. If your account is not at the minimum by the required time, the shares in your account may be involuntarily redeemed, after first notifying you in writing.

APPENDIX E

Investments in the Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. You should consider the investment objective, risks and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and is available by calling the Servicing Agent at 1-800-243-2729. Please read the prospectus carefully before investing.

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STATEMENT OF ADDITIONAL INFORMATION

Relating to the acquisition of the assets of the

VALUE LINE U.S. GOVERNMENT MONEY MARKET FUND, INC.

by and in exchange for

INSTITUTIONAL SERVICE SHARES OF THE U.S. GOVERNMENT PORTFOLIO,

a series of

DAILY INCOME FUND

1411 Broadway, 28th Floor

New York, New York 10018

1-212-830-5200

This Statement of Additional Information relates specifically to the acquisition of all of the assets of the Value Line U.S. Government Money Market Fund, by the U.S. Government Portfolio, a series of the Daily Income Fund, consists of this cover page and the following described documents, each of which is incorporated by reference herein:

The Statement of Additional Information of the U.S. Government Portfolio dated July 27, 2012;

The Statement of Additional Information of the Value Line U.S. Government Money Market Fund dated May 1, 2012;

The Annual Report of the U.S. Government Portfolio for the year ended March 31, 2012; and the Semi-Annual Report of the U.S. Government Portfolio for the six months ended September 30, 2011; and

The Annual Report of the Value Line U.S. Government Money Market Fund for the year ended December 31, 2011; and the Semi-Annual Report of the Value Line U.S. Government Money Market Fund for the six months ended June 30, 2011.

This Statement of Additional Information is not a prospectus. A Combined Prospectus/Information Statement dated August 31, 2012, relating to the above-referenced transaction has been filed with the Securities and Exchange Commission and may be obtained, without charge, by writing to the U.S. Government Portfolio, c/o Christine Manna, Reich & Tang Asset Management, LLC, 1411 Broadway, New York, New York 10018, or by calling (800) 433-1918. This Statement of Additional Information relates to, and should be read in conjunction with, such Combined Prospectus/Information Statement, and has been incorporated by reference into the Combined Prospectus/Information Statement.

The date of this Statement of Additional Information is August 31, 2012.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements demonstrating the effect of the merger on the U.S. Government Portfolio are not necessary because the net asset value of the Value Line U.S. Government Money Market Fund does not exceed ten percent of the net asset value of the U.S. Government Portfolio as of May 31, 2012.